Exhibit 99.1


(Preliminary)                 American Express Company
                              ------------------------
                                Financial Summary
                                -----------------
                                   (Unaudited)
(Dollars in millions)
                                                   Quarters Ended
                                                      March 31,
                                                ------------------    Percentage
                                                  2001       2000     Inc/(Dec)
                                                  ----       ----     ----------
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                       $ 4,465    $ 4,127         8 %
  American Express Financial Advisors               806      1,019       (21)
  American Express Bank                             158        150         5
                                                -------    -------
                                                  5,429      5,296         3
  Corporate and Other,
    including adjustments and eliminations          (48)       (37)      (30)
                                                -------    -------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)   $ 5,381    $ 5,259         2
                                                =======    =======

Pretax Income
-------------
  Travel Related Services                       $   737    $   631        17
  American Express Financial Advisors                70        355       (80)
  American Express Bank                              14          8        84
                                                -------    -------
                                                    821        994       (17)
  Corporate and Other                               (80)       (74)       (9)
                                                -------    -------

PRETAX INCOME                                   $   741    $   920       (19)
                                                =======    =======

Net Income
----------
  Travel Related Services                       $   522    $   448        16
  American Express Financial Advisors                51        245       (79)
  American Express Bank                               9          7        19
                                                -------    -------
                                                    582        700       (17)
  Corporate and Other                               (44)       (44)        -
                                                -------    -------

NET INCOME                                      $   538    $   656       (18)
                                                =======    =======


(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.

(Preliminary)               American Express Company
                          Financial Summary (continued)
                          -----------------------------
                                   (Unaudited)

                                                  Quarters Ended
                                                     March 31,
                                                  ---------------     Percentage
                                                  2001       2000     Inc/(Dec)
                                                  ----       ----     ----------
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                      $ 0.41     $ 0.49       (16)%
                                                 ======     ======
  Average common shares outstanding (millions)    1,323      1,331        (1)
                                                 ======     ======

Diluted
-------
  Earnings Per Common Share                      $ 0.40     $ 0.48       (17)
                                                 ======     ======
  Average common shares outstanding (millions)    1,344      1,362        (1)
                                                 ======     ======

Cash dividends declared per common share         $ 0.08     $ 0.08         -
                                                 ======     ======


                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

                                                  Quarters Ended
                                                     March 31,
                                                 ----------------     Percentage
                                                 2001        2000     Inc/(Dec)
                                                 ----        ----     ---------

Return on Average Equity*                        23.5%        25.4%        -
Common Shares Outstanding (millions)            1,326        1,334        (1)%
Book Value per Common Share:
  Actual                                       $ 9.02       $ 7.69        17%
  Pro Forma*                                   $ 8.94       $ 7.96        12%
Shareholders' Equity (billions)                $ 12.0       $ 10.3        16%


* Excludes the effect on Shareholders' Equity of SFAS No. 115 and SFAS No. 133. The Company adopted SFAS No. 133 on January 1, 2001.

(Preliminary)               American Express Company
                            ------------------------
                                Financial Summary
                                -----------------
                                   (Unaudited)
(Dollars in millions)
                                                              Quarters Ended
                                                              --------------
                                                                 March 31,
                                                                   2001
                                                                   ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                        $ 4,465
  American Express Financial Advisors                                806
  American Express Bank                                              158
                                                                 -------
                                                                   5,429
  Corporate and Other,
    including adjustments and eliminations                           (48)
                                                                 -------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                    $ 5,381
                                                                 =======

Pretax Income
-------------
  Travel Related Services                                        $   737
  American Express Financial Advisors                                 70
  American Express Bank                                               14
                                                                 -------
                                                                     821
  Corporate and Other                                                (80)
                                                                 -------

PRETAX INCOME                                                    $   741
                                                                 =======

Net Income
----------
  Travel Related Services                                        $   522
  American Express Financial Advisors                                 51
  American Express Bank                                                9
                                                                 -------
                                                                     582
  Corporate and Other                                                (44)
                                                                 -------

NET INCOME                                                       $   538
                                                                 =======


                                                              Quarters Ended
                                                              --------------
                                                               December 31,
                                                                   2000
                                                                   ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                        $ 4,543
  American Express Financial Advisors                              1,066
  American Express Bank                                              144
                                                                 -------
                                                                   5,753
  Corporate and Other,
    including adjustments and eliminations                           (39)
                                                                 -------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                    $ 5,714
                                                                 =======

Pretax Income
-------------
  Travel Related Services                                        $   641
  American Express Financial Advisors                                344
  American Express Bank                                                8
                                                                 -------
                                                                     993
  Corporate and Other                                                (80)
                                                                 -------

PRETAX INCOME                                                    $   913
                                                                 =======

Net Income
----------
  Travel Related Services                                        $   470
  American Express Financial Advisors                                242
  American Express Bank                                                6
                                                                 -------
                                                                     718
  Corporate and Other                                                (41)
                                                                 -------

NET INCOME                                                       $   677
                                                                 =======


                                                              Quarters Ended
                                                              --------------
                                                              September 30,
                                                                   2000
                                                                   ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                        $ 4,400
  American Express Financial Advisors                              1,052
  American Express Bank                                              146
                                                                 -------
                                                                   5,598
  Corporate and Other,
    including adjustments and eliminations                           (44)
                                                                 -------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                    $ 5,554
                                                                 =======
Pretax Income
-------------
  Travel Related Services                                        $   721
  American Express Financial Advisors                                387
  American Express Bank                                                8
                                                                 -------
                                                                   1,116
  Corporate and Other                                                (87)
                                                                 -------

PRETAX INCOME                                                    $ 1,029
                                                                 =======
Net Income
----------
  Travel Related Services                                        $   507
  American Express Financial Advisors                                269
  American Express Bank                                                7
                                                                 -------
                                                                     783
  Corporate and Other                                                (46)
                                                                 -------

NET INCOME                                                       $   737
                                                                 =======



                                                              Quarters Ended
                                                              --------------
                                                                 June 30,
                                                                   2000
                                                                   ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                        $ 4,372
  American Express Financial Advisors                              1,081
  American Express Bank                                              151
                                                                 -------
                                                                   5,604
  Corporate and Other,
    including adjustments and eliminations                           (46)
                                                                 -------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                    $ 5,558
                                                                 =======

Pretax Income
-------------
  Travel Related Services                                        $   721
  American Express Financial Advisors                                397
  American Express Bank                                               10
                                                                 -------
                                                                   1,128
  Corporate and Other                                                (82)
                                                                 -------

PRETAX INCOME                                                    $ 1,046
                                                                 =======

Net Income
----------
  Travel Related Services                                        $   505
  American Express Financial Advisors                                275
  American Express Bank                                                7
                                                                 -------
                                                                     787
  Corporate and Other                                                (47)
                                                                 -------

NET INCOME                                                       $   740
                                                                 =======


                                                              Quarters Ended
                                                              --------------
                                                                 March 31,
                                                                   2000
                                                                   ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                                        $ 4,127
  American Express Financial Advisors                              1,019
  American Express Bank                                              150
                                                                 -------
                                                                   5,296
  Corporate and Other,
    including adjustments and eliminations                           (37)
                                                                 -------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                    $ 5,259
                                                                 =======

Pretax Income
-------------
  Travel Related Services                                        $   631
  American Express Financial Advisors                                355
  American Express Bank                                                8
                                                                 -------
                                                                     994
  Corporate and Other                                                (74)
                                                                 -------

PRETAX INCOME                                                    $   920
                                                                 =======

Net Income
----------
  Travel Related Services                                        $   448
  American Express Financial Advisors                                245
  American Express Bank                                                7
                                                                 -------
                                                                     700
  Corporate and Other                                                (44)
                                                                 -------

NET INCOME                                                       $   656
                                                                 =======


(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.

(Preliminary)               American Express Company
                            ------------------------
                          Financial Summary (continued)
                          -----------------------------
                                   (Unaudited)


                                                              Quarters Ended
                                                              --------------
                                                                 March 31,
                                                                   2001
                                                                   ----
EARNINGS PER SHARE

Basic
-----

  Earnings Per Common Share                                       $ 0.41
                                                                  ======
  Average common shares outstanding (millions)                     1,323
                                                                  ======

Diluted
-------

  Earnings Per Common Share                                       $ 0.40
                                                                  ======
  Average common shares outstanding (millions)                     1,344
                                                                  ======

Cash dividends declared per common share                          $ 0.08
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                               December 31,
                                                                   2000
                                                                   ----
EARNINGS PER SHARE

Basic
-----

  Earnings Per Common Share                                       $ 0.51
                                                                  ======
  Average common shares outstanding (millions)                     1,322
                                                                  ======

Diluted
-------

  Earnings Per Common Share                                       $ 0.50
                                                                  ======
  Average common shares outstanding (millions)                     1,355
                                                                  ======

Cash dividends declared per common share                          $ 0.08
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                               September 30,
                                                                   2000
                                                                   ----
EARNINGS PER SHARE

Basic
-----

  Earnings Per Common Share                                       $ 0.56
                                                                  ======
  Average common shares outstanding (millions)                     1,326
                                                                  ======

Diluted
-------

  Earnings Per Common Share                                       $ 0.54
                                                                  ======
  Average common shares outstanding (millions)                     1,361
                                                                  ======

Cash dividends declared per common share                          $ 0.08
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                                 June 30,
                                                                   2000
                                                                   ----
EARNINGS PER SHARE

Basic
-----

  Earnings Per Common Share                                       $ 0.56
                                                                  ======
  Average common shares outstanding (millions)                     1,328
                                                                  ======

Diluted
-------

  Earnings Per Common Share                                       $ 0.54
                                                                  ======
  Average common shares outstanding (millions)                     1,361
                                                                  ======

Cash dividends declared per common share                          $ 0.08
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                                March 31
                                                                  2000
                                                                  ----
EARNINGS PER SHARE

Basic
-----

  Earnings Per Common Share                                      $ 0.49
                                                                 =======
  Average common shares outstanding (millions)                     1,331
                                                                 =======

Diluted
-------

  Earnings Per Common Share                                      $  0.48
                                                                 =======
  Average common shares outstanding (millions)                     1,362
                                                                 =======

Cash dividends declared per common share                         $  0.08
                                                                 =======




                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

                                                             Quarters Ended
                                                             --------------
                                                                March 31,
                                                                  2001
                                                                  ----

Return on Average Equity*                                           23.5%
Common Shares Outstanding (millions)                               1,326
Book Value per Common Share:
     Actual                                                       $ 9.02
     Pro Forma*                                                   $ 8.94
Shareholders' Equity (billions)                                   $ 12.0


                                                             Quarters Ended
                                                             --------------
                                                               December 31,
                                                                   2000
                                                                   ----

Return on Average Equity*                                           25.3%
Common Shares Outstanding (millions)                               1,326
Book Value per Common Share:
     Actual                                                       $ 8.81
     Pro Forma*                                                   $ 8.92
Shareholders' Equity (billions)                                   $ 11.7


                                                             Quarters Ended
                                                             --------------
                                                              September 30,
                                                                  2000
                                                                  ----

Return on Average Equity*                                           25.5%
Common Shares Outstanding (millions)                               1,329
Book Value per Common Share:
     Actual                                                       $ 8.44
     Pro Forma*                                                   $ 8.68
Shareholders' Equity (billions)                                   $ 11.2


                                                             Quarters Ended
                                                             --------------
                                                                 June 30,
                                                                   2000
                                                                   ----

Return on Average Equity*                                           25.5%
Common Shares Outstanding (millions)                               1,333
Book Value per Common Share:
     Actual                                                       $ 7.88
     Pro Forma*                                                   $ 8.26
Shareholders' Equity (billions)                                   $ 10.5


                                                             Quarters Ended
                                                             --------------
                                                                 March 31,
                                                                   2000
                                                                   ----

Return on Average Equity*                                           25.4%
Common Shares Outstanding (millions)                               1,334
Book Value per Common Share:
     Actual                                                       $ 7.69
     Pro Forma*                                                   $ 7.96
Shareholders' Equity (billions)                                   $ 10.3



* Excludes the effect on Shareholders' Equity of SFAS No. 115 and SFAS No. 113. The Company adopted SFAS No. 133 on January 1, 2001.

(Preliminary)                Travel Related Services
                             -----------------------
                              Statements of Income
                              --------------------
                           (Unaudited, Managed Basis)
(Dollars in millions)
                                              Quarters Ended
                                                 March 31,
                                           -------------------     Percentage
                                            2001         2000       Inc/(Dec)
                                            ----         ----       ---------
Net Revenues:
  Discount Revenue                         $1,925       $1,805          6.6 %
  Net Card Fees                               422          405          4.3
  Lending:
    Finance Charge Revenue                  1,120          887         26.2
    Interest Expense                          429          332         29.1
                                           ------       ------
      Net Finance Charge Revenue              691          555         24.5
  Travel Commissions and Fees                 418          438         (4.5)
  Travelers Cheque Investment Income           98           91          6.8
  Other Revenues                              911          833          9.5
                                           ------       ------
        Total Net Revenues                  4,465        4,127          8.2
                                           ------       ------
Expenses:
  Marketing and Promotion                     296          331        (10.5)
  Provision for Losses and Claims:
    Charge Card                               285          278          2.4
    Lending                                   501          335         49.4
    Other                                      24           29        (18.2)
                                           ------       ------
      Total                                   810          642         26.0
  Charge Card Interest Expense                393          314         25.6
  Human Resources                           1,034        1,016          1.8
  Other Operating Expenses                  1,195        1,193          0.1
                                           ------       ------
        Total Expenses                      3,728        3,496          6.7
                                           ------       ------
Pretax Income                                 737          631         16.8
Income Tax Provision                          215          183         17.6
                                           ------       ------
Net Income                                 $  522       $  448         16.4
                                           ======       ======

These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $42 million ($27 million after-tax) and $36 million ($23 million after-tax) in the first quarters of 2001 and 2000, respectively, related to the securitization of U.S. receivables. These gains were invested in card acquisition activities and had no material impact on Net Income or Total Expenses in either quarter. For purposes of this presentation such gains and corresponding changes in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.

(Preliminary)                Travel Related Services
                             -----------------------
                              Statements of Income
                              --------------------
                        (Unaudited, GAAP Reporting Basis)
(Dollars in millions)
                                             Quarters Ended
                                                 March 31,
                                           -------------------     Percentage
                                            2001         2000       Inc/(Dec)
                                            ----         ----       ---------
Net Revenues:
  Discount Revenue                         $1,925       $1,805          6.6 %
  Net Card Fees                               422          405          4.3
  Lending:
    Finance Charge Revenue                    518          524         (1.2)
    Interest Expense                          278          231         19.9
                                           ------       ------
      Net Finance Charge Revenue              240          293        (17.9)
  Travel Commissions and Fees                 418          438         (4.5)
  Travelers Cheque Investment Income           98           91          6.8
  Other Revenues                            1,223        1,006         21.6
                                           ------       ------
        Total Net Revenues                  4,326        4,038          7.1
                                           ------       ------
Expenses:
  Marketing and Promotion                     321          352         (8.9)
  Provision for Losses and Claims:
    Charge Card                               249          241          3.4
    Lending                                   287          175         63.7
    Other                                      24           29        (18.2)
                                           ------       ------
      Total                                   560          445         25.7
  Charge Card Interest Expense                349          260         34.3
  Net Discount Expense                        113          126         (9.9)
  Human Resources                           1,034        1,016          1.8
  Other Operating Expenses                  1,212        1,208          0.3
                                           ------       ------
        Total Expenses                      3,589        3,407          5.4
                                           ------       ------
Pretax Income                                 737          631         16.8
Income Tax Provision                          215          183         17.6
                                           ------       ------
Net Income                                 $  522       $  448         16.4
                                           ======       ======

(Preliminary)               Travel Related Services
                            -----------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)
(Amounts in billions, except percentages and where indicated)

                                                         Quarters Ended
                                                            March 31,
                                                   ------------------------   Percentage
                                                    2001            2000       Inc/(Dec)
                                                    ----            ----       ---------
Total Cards in Force (millions):
  United States                                       34.2            31.4        9.3 %
  Outside the United States                           19.0            16.5       14.9
                                                    ------         -------
      Total                                           53.2            47.9       11.3
                                                    ======         =======
Basic Cards in Force (millions):
  United States                                       26.9            24.5        9.8
  Outside the United States                           14.4            12.6       14.3
                                                    ------         -------
      Total                                           41.3            37.1       11.3
                                                    ======         =======
Card Billed Business:
  United States                                    $  55.6         $  50.6        9.8
  Outside the United States                           18.4            17.7        3.8
                                                    ------         -------
      Total                                        $  74.0         $  68.3        8.2
                                                    ======         =======

Average Discount Rate (A)                             2.68 %          2.72 %        -
Average Basic Cardmember Spending (dollars) (A)    $ 1,933         $ 1,980       (2.4)
Average Fee per Card - Managed (dollars) (A)       $    35         $    37       (5.4)
Non-Amex Brand (B):
  Cards in Force (millions)                            0.6             0.6        6.1
  Billed Business                                  $   0.8         $   0.5       45.0
Travel Sales                                       $   5.0         $   5.5       (8.9)
  Travel Commissions and Fees/Sales (C)                8.4 %           8.0 %        -
Travelers Cheque:
  Sales                                            $   5.0         $   5.1       (0.8)
  Average Outstanding                              $   6.1         $   6.1          -
  Average Investments                              $   6.3         $   6.0        5.8
  Tax Equivalent Yield                                 9.1 %           8.9 %        -
Total Debt                                         $  35.5         $  33.9        4.6
Shareholder's Equity                               $   6.7         $   5.8       15.3
Return on Average Equity (D)                          33.0 %          31.6 %        -
Return on Average Assets (E)                           3.1 %           3.0 %        -

(A) Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C) Computed from information provided herein.
(D) Excludes the effect on Shareholder's Equity of SFAS No.115 and SFAS No.133. The Company adopted SFAS No.133 on January 1, 2001.
(E) Excludes the effect on total assets of SFAS No.115 and SFAS No.133 to the extent that they directly affect Shareholder's Equity.

(Preliminary)                Travel Related Services
                             -----------------------
                  Selected Statistical Information (continued)
                  --------------------------------------------
                           (Unaudited, Managed Basis)
(Amounts in billions, except percentages and where indicated)

                                            Quarters Ended
                                                March 31,
                                         ---------------------    Percentage
                                           2001         2000       Inc/(Dec)
                                           ----         ----       ---------
Charge Card Receivables:
  Total Receivables                      $  26.4       $  26.8         (1.4)%
  90 Days Past Due as a % of Total           2.7 %         2.6 %          -
  Loss Reserves (millions)               $ 1,004       $   894         12.4
    % of Receivables                         3.8 %         3.3 %          -
    % of 90 Days Past Due                    139 %         129 %          -
  Net Loss Ratio                            0.35 %        0.34 %          -

U.S. Lending:
  Total Loans                            $  30.2       $  24.2         24.8
  Past Due Loans as a % of Total:
    30-89 Days                               2.0 %         1.8 %          -
    90+ Days                                 0.9 %         0.8 %          -
  Loss Reserves (millions):
    Beginning Balance                    $   820       $   672         22.0
      Provision                              426           285         49.7
      Net Charge-Offs/Other                 (339)         (268)        27.1
                                         --------      -------
    Ending Balance                       $   907       $   689         31.5
                                         ========      =======
    % of Loans                               3.0 %         2.8 %          -
    % of Past Due                            103 %         109 %          -
  Average Loans                          $  28.9      $  23.6          22.4
  Net Write-Off Rate                         5.1 %         4.6 %          -
  Net Interest Yield                         8.3 %         7.8 %          -

(Preliminary)                Travel Related Services
                             -----------------------
                              Statements of Income
                              --------------------
                           (Unaudited, Managed Basis)
(Dollars in millions)
                                                              Quarters Ended
                                                              --------------
                                                                 March 31,
                                                                   2001
                                                                   ----
Net Revenues:
  Discount Revenue                                                $1,925
  Net Card Fees                                                      422
  Lending:
    Finance Charge Revenue                                         1,120
    Interest Expense                                                 429
                                                                  ------
      Net Finance Charge Revenue                                     691
  Travel Commissions and Fees                                        418
  Travelers Cheque Investment Income                                  98
  Other Revenues                                                     911
                                                                  ------
        Total Net Revenues                                         4,465
                                                                  ------
Expenses:
  Marketing and Promotion                                            296
  Provision for Losses and Claims:
    Charge Card                                                      285
    Lending                                                          501
    Other                                                             24
                                                                  ------
      Total                                                          810
  Charge Card Interest Expense                                       393
  Human Resources                                                  1,034
  Other Operating Expenses                                         1,195
                                                                  ------
        Total Expenses                                             3,728
                                                                  ------
Pretax Income                                                        737
Income Tax Provision                                                 215
                                                                  ------
Net Income                                                        $  522
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                               December 31,
                                                                   2000
                                                                   ----
Net Revenues:
  Discount Revenue                                                $2,062
  Net Card Fees                                                      417
  Lending:
    Finance Charge Revenue                                         1,090
    Interest Expense                                                 448
                                                                  ------
      Net Finance Charge Revenue                                     642
  Travel Commissions and Fees                                        442
  Travelers Cheque Investment Income                                  95
  Other Revenues                                                     885
                                                                  ------
        Total Net Revenues                                         4,543
                                                                  ------
Expenses:
  Marketing and Promotion                                            314
  Provision for Losses and Claims:
    Charge Card                                                      262
    Lending                                                          432
    Other                                                             19
                                                                  ------
      Total                                                          713
  Charge Card Interest Expense                                       383
  Human Resources                                                  1,046
  Other Operating Expenses                                         1,446
                                                                  ------
        Total Expenses                                             3,902
                                                                  ------
Pretax Income                                                        641
Income Tax Provision                                                 171
                                                                  ------
Net Income                                                        $  470
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                               September 30,
                                                                   2000
                                                                   ----
Net Revenues:
  Discount Revenue                                                $1,963
  Net Card Fees                                                      420
  Lending:
    Finance Charge Revenue                                         1,052
    Interest Expense                                                 429
                                                                  ------
      Net Finance Charge Revenue                                     623
  Travel Commissions and Fees                                        433
  Travelers Cheque Investment Income                                 103
  Other Revenues                                                     858
                                                                  ------
        Total Net Revenues                                         4,400
                                                                  ------
Expenses:
  Marketing and Promotion                                            358
  Provision for Losses and Claims:
    Charge Card                                                      273
    Lending                                                          386
    Other                                                             29
                                                                  ------
      Total                                                          688
  Charge Card Interest Expense                                       362
  Human Resources                                                  1,017
  Other Operating Expenses                                         1,254
                                                                  ------
        Total Expenses                                             3,679
                                                                  ------
Pretax Income                                                        721
Income Tax Provision                                                 214
                                                                  ------
Net Income                                                        $  507
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                                 June 30,
                                                                   2000
                                                                   ----
Net Revenues:
  Discount Revenue                                                $1,949
  Net Card Fees                                                      411
  Lending:
    Finance Charge Revenue                                           948
    Interest Expense                                                 385
                                                                  ------
      Net Finance Charge Revenue                                     563
  Travel Commissions and Fees                                        507
  Travelers Cheque Investment Income                                  98
  Other Revenues                                                     844
                                                                  ------
        Total Net Revenues                                         4,372
                                                                  ------
Expenses:
  Marketing and Promotion                                            345
  Provision for Losses and Claims:
    Charge Card                                                      344
    Lending                                                          332
    Other                                                             28
                                                                  ------
      Total                                                          704
  Charge Card Interest Expense                                       350
  Human Resources                                                  1,048
  Other Operating Expenses                                         1,204
                                                                  ------
        Total Expenses                                             3,651
                                                                  ------
Pretax Income                                                        721
Income Tax Provision                                                 216
                                                                  ------
Net Income                                                        $  505
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                                  March 31,
                                                                    2000
                                                                    ----
Net Revenues:
  Discount Revenue                                                 $1,805
  Net Card Fees                                                       405
  Lending:
    Finance Charge Revenue                                            887
    Interest Expense                                                  332
                                                                   ------
      Net Finance Charge Revenue                                      555
  Travel Commissions and Fees                                         438
  Travelers Cheque Investment Income                                   91
  Other Revenues                                                      833
                                                                   ------
        Total Net Revenues                                          4,127
                                                                   ------
Expenses:
  Marketing and Promotion                                             331
  Provision for Losses and Claims:
    Charge Card                                                       278
    Lending                                                           335
    Other                                                              29
                                                                   ------
      Total                                                           642
  Charge Card Interest Expense                                        314
  Human Resources                                                   1,016
  Other Operating Expenses                                          1,193
                                                                   ------
        Total Expenses                                              3,496
                                                                   ------
Pretax Income                                                         631
Income Tax Provision                                                  183
                                                                   ------
Net Income                                                         $  448
                                                                   ======


These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $42 million ($27 million after-tax) in the first quarter of 2001, $26 million ($17 million after-tax) in the third quarter of 2000, $80 million ($52 million after-tax) in the second quarter of 2000 and $36 million ($23 million after-tax) in the first quarter of 2000, related to the securitization of U.S. receivables. These gains were invested in card acquisition activities and had no material impact on Net Income or Total Expenses in any quarter. For purposes of this presentation such gains and corresponding changes in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.

(Preliminary)                Travel Related Services
                             -----------------------
                              Statements of Income
                              --------------------
                        (Unaudited, GAAP Reporting Basis)
(Dollars in millions)
                                                              Quarters Ended
                                                              --------------
                                                                 March 31,
                                                                   2001
                                                                   ----
Net Revenues:
  Discount Revenue                                                $1,925
  Net Card Fees                                                      422
  Lending:
    Finance Charge Revenue                                           518
    Interest Expense                                                 278
                                                                  ------
      Net Finance Charge Revenue                                     240
  Travel Commissions and Fees                                        418
  Travelers Cheque Investment Income                                  98
  Other Revenues                                                   1,223
                                                                  ------
        Total Net Revenues                                         4,326
                                                                  ------
Expenses:
  Marketing and Promotion                                            321
  Provision for Losses and Claims:
    Charge Card                                                      249
    Lending                                                          287
    Other                                                             24
                                                                  ------
      Total                                                          560
  Charge Card Interest Expense                                       349
  Net Discount Expense                                               113
  Human Resources                                                  1,034
  Other Operating Expenses                                         1,212
                                                                  ------
        Total Expenses                                             3,589
                                                                  ------
Pretax Income                                                        737
Income Tax Provision                                                 215
                                                                  ------
Net Income                                                        $  522
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                                December 31,
                                                                   2000
                                                                   ----
Net Revenues:
  Discount Revenue                                                $2,062
  Net Card Fees                                                      417
  Lending:
    Finance Charge Revenue                                           498
    Interest Expense                                                 277
                                                                  ------
      Net Finance Charge Revenue                                     221
  Travel Commissions and Fees                                        442
  Travelers Cheque Investment Income                                  95
  Other Revenues                                                   1,184
                                                                  ------
        Total Net Revenues                                         4,421
                                                                  ------
Expenses:
  Marketing and Promotion                                            314
  Provision for Losses and Claims:
    Charge Card                                                      228
    Lending                                                          277
    Other                                                             19
                                                                  ------
      Total                                                          524
  Charge Card Interest Expense                                       336
  Net Discount Expense                                               114
  Human Resources                                                  1,046
  Other Operating Expenses                                         1,446
                                                                  ------
        Total Expenses                                             3,780
                                                                  ------
Pretax Income                                                        641
Income Tax Provision                                                 171
                                                                  ------
Net Income                                                        $  470
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                               September 30,
                                                                   2000
                                                                   ----
Net Revenues:
  Discount Revenue                                                $1,963
  Net Card Fees                                                      418
  Lending:
    Finance Charge Revenue                                           504
    Interest Expense                                                 272
                                                                  ------
      Net Finance Charge Revenue                                     232
  Travel Commissions and Fees                                        433
  Travelers Cheque Investment Income                                 103
  Other Revenues                                                   1,190
                                                                  ------
        Total Net Revenues                                         4,339
                                                                  ------
Expenses:
  Marketing and Promotion                                            373
  Provision for Losses and Claims:
    Charge Card                                                      236
    Lending                                                          267
    Other                                                             29
                                                                  ------
      Total                                                          532
  Charge Card Interest Expense                                       312
  Net Discount Expense                                               119
  Human Resources                                                  1,017
  Other Operating Expenses                                         1,265
                                                                  ------
        Total Expenses                                             3,618
                                                                  ------
Pretax Income                                                        721
Income Tax Provision                                                 214
                                                                  ------
Net Income                                                        $  507
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                                 June 30,
                                                                   2000
                                                                   ----
Net Revenues:
  Discount Revenue                                                $1,949
  Net Card Fees                                                      411
  Lending:
    Finance Charge Revenue                                           500
    Interest Expense                                                 258
                                                                  ------
      Net Finance Charge Revenue                                     242
  Travel Commissions and Fees                                        507
  Travelers Cheque Investment Income                                  98
  Other Revenues                                                   1,117
                                                                  ------
        Total Net Revenues                                         4,324
                                                                  ------
Expenses:
  Marketing and Promotion                                            393
  Provision for Losses and Claims:
    Charge Card                                                      302
    Lending                                                          170
    Other                                                             28
                                                                  ------
      Total                                                          500
  Charge Card Interest Expense                                       295
  Net Discount Expense                                               131
  Human Resources                                                  1,048
  Other Operating Expenses                                         1,236
                                                                  ------
        Total Expenses                                             3,603
                                                                  ------
Pretax Income                                                        721
Income Tax Provision                                                 216
                                                                  ------
Net Income                                                        $  505
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                                 March 31,
                                                                   2000
                                                                   ----
Net Revenues:
  Discount Revenue                                                $1,805
  Net Card Fees                                                      405
  Lending:
    Finance Charge Revenue                                           524
    Interest Expense                                                 231
                                                                  ------
      Net Finance Charge Revenue                                     293
  Travel Commissions and Fees                                        438
  Travelers Cheque Investment Income                                  91
  Other Revenues                                                   1,006
                                                                  ------
        Total Net Revenues                                         4,038
                                                                  ------
Expenses:
  Marketing and Promotion                                            352
  Provision for Losses and Claims:
    Charge Card                                                      241
    Lending                                                          175
    Other                                                             29
                                                                  ------
      Total                                                          445
  Charge Card Interest Expense                                       260
  Net Discount Expense                                               126
  Human Resources                                                  1,016
  Other Operating Expenses                                         1,208
                                                                  ------
        Total Expenses                                             3,407
                                                                  ------
Pretax Income                                                        631
Income Tax Provision                                                 183
                                                                  ------
Net Income                                                        $  448
                                                                  ======

(Preliminary)               Travel Related Services
                            -----------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)
(Amounts in billions, except percentages and where indicated)

                                                             Quarters Ended
                                                             --------------
                                                                March 31,
                                                                  2001
                                                                  ----
Total Cards in Force (millions):
  United States                                                     34.2
  Outside the United States                                         19.0
                                                                --------
      Total                                                         53.2
                                                                ========
Basic Cards in Force (millions):
  United States                                                     26.9
  Outside the United States                                         14.4
                                                                --------
      Total                                                         41.3
                                                                ========
Card Billed Business:
  United States                                                 $   55.6
  Outside the United States                                         18.4
                                                                --------
      Total                                                     $   74.0
                                                                ========
Average Discount Rate (A)                                           2.68 %
Average Basic Cardmember Spending (dollars) (A)                 $  1,933
Average Fee per Card - Managed (dollars) (A)                    $     35
Non-Amex Brand (B):
  Cards in Force (millions)                                          0.6
  Billed Business                                               $    0.8
Travel Sales                                                    $    5.0
  Travel Commissions and Fees/Sales (C)                              8.4 %
Travelers Cheque:
  Sales                                                         $    5.0
  Average Outstanding                                           $    6.1
  Average Investments                                           $    6.3
  Tax Equivalent Yield                                               9.1 %
Total Debt                                                      $   35.5
Shareholder's Equity                                            $    6.7
Return on Average Equity (D)                                        33.0 %
Return on Average Assets (E)                                         3.1 %


                                                             Quarters Ended
                                                             --------------
                                                               December 31,
                                                                  2000
                                                                  ----
Total Cards in Force (millions):
  United States                                                     33.3
  Outside the United States                                         18.4
                                                                --------
      Total                                                         51.7
                                                                ========
Basic Cards in Force (millions):
  United States                                                     26.3
  Outside the United States                                         13.9
                                                                --------
      Total                                                         40.2
                                                                ========
Card Billed Business:
  United States                                                 $   59.0
  Outside the United States                                         20.0
                                                                --------
      Total                                                     $   79.0
                                                                ========
Average Discount Rate (A)                                           2.69 %
Average Basic Cardmember Spending (dollars) (A)                 $  2,113
Average Fee per Card - Managed (dollars) (A)                    $     35
Non-Amex Brand (B):
  Cards in Force (millions)                                          0.6
  Billed Business                                               $    1.1
Travel Sales                                                    $    5.5
  Travel Commissions and Fees/Sales (C)                              8.0 %
Travelers Cheque:
  Sales                                                         $    5.1
  Average Outstanding                                           $    6.2
  Average Investments                                           $    6.2
  Tax Equivalent Yield                                               9.1 %
Total Debt                                                      $   40.0
Shareholder's Equity                                            $    6.6
Return on Average Equity (D)                                        33.0 %
Return on Average Assets (E)                                         3.0 %


                                                             Quarters Ended
                                                             --------------
                                                               September 30,
                                                                  2000
                                                                  ----
Total Cards in Force (millions):
  United States                                                     32.9
  Outside the United States                                         17.5
                                                                --------
      Total                                                         50.4
                                                                ========
Basic Cards in Force (millions):
  United States                                                     25.8
  Outside the United States                                         13.4
                                                                --------
      Total                                                         39.2
                                                                ========
Card Billed Business:
  United States                                                 $   56.2
  Outside the United States                                         18.6
                                                                --------
      Total                                                     $   74.8
                                                                ========
Average Discount Rate (A)                                           2.70 %
Average Basic Cardmember Spending (dollars) (A)                 $  2,041
Average Fee per Card - Managed (dollars) (A)                    $     36
Non-Amex Brand (B):
  Cards in Force (millions)                                          0.6
  Billed Business                                               $    0.8
Travel Sales                                                    $    5.4
  Travel Commissions and Fees/Sales (C)                              8.0 %
Travelers Cheque:
  Sales                                                         $    7.7
  Average Outstanding                                           $    6.9
  Average Investments                                           $    6.7
  Tax Equivalent Yield                                               8.8 %
Total Debt                                                      $   35.2
Shareholder's Equity                                            $    6.3
Return on Average Equity (D)                                        32.6 %
Return on Average Assets (E)                                         3.0 %


                                                             Quarters Ended
                                                             --------------
                                                                 June 30,
                                                                   2000
                                                                   ----
Total Cards in Force (millions):
  United States                                                     32.5
  Outside the United States                                         16.9
                                                                --------
      Total                                                         49.4
                                                                ========
Basic Cards in Force (millions):
  United States                                                     25.3
  Outside the United States                                         12.9
                                                                --------
      Total                                                         38.2
                                                                ========
Card Billed Business:
  United States                                                 $   55.8
  Outside the United States                                         18.7
                                                                --------
      Total                                                     $   74.5
                                                                ========
Average Discount Rate (A)                                           2.69 %
Average Basic Cardmember Spending (dollars) (A)                 $  2,085
Average Fee per Card - Managed (dollars) (A)                    $     36
Non-Amex Brand (B):
  Cards in Force (millions)                                          0.6
  Billed Business                                               $    0.7
Travel Sales                                                    $    6.2
  Travel Commissions and Fees/Sales (C)                              8.2 %
Travelers Cheque:
  Sales                                                         $    6.7
  Average Outstanding                                           $    6.5
  Average Investments                                           $    6.2
  Tax Equivalent Yield                                               8.9 %
Total Debt                                                      $   31.1
Shareholder's Equity                                            $    6.0
Return on Average Equity (D)                                        32.2 %
Return on Average Assets (E)                                         3.0 %


                                                             Quarters Ended
                                                             --------------
                                                                March 31,
                                                                  2000
                                                                  ----
Total Cards in Force (millions):
  United States                                                     31.4
  Outside the United States                                         16.5
                                                                --------
      Total                                                         47.9
                                                                ========
Basic Cards in Force (millions):
  United States                                                     24.5
  Outside the United States                                         12.6
                                                                --------
      Total                                                         37.1
                                                                ========
Card Billed Business:
  United States                                                 $   50.6
  Outside the United States                                         17.7
                                                                --------
      Total                                                     $   68.3
                                                                ========
Average Discount Rate (A)                                           2.72 %
Average Basic Cardmember Spending (dollars) (A)                 $  1,980
Average Fee per Card - Managed (dollars) (A)                    $     37
Non-Amex Brand (B):
  Cards in Force (millions)                                          0.6
  Billed Business                                               $    0.5
Travel Sales                                                    $    5.5
  Travel Commissions and Fees/Sales (C)                              8.0 %
Travelers Cheque:
  Sales                                                         $    5.1
  Average Outstanding                                           $    6.1
  Average Investments                                           $    6.0
  Tax Equivalent Yield                                               8.9 %
Total Debt                                                      $   33.9
Shareholder's Equity                                            $    5.8
Return on Average Equity (D)                                        31.6 %
Return on Average Assets (E)                                         3.0 %


(A) Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C) Computed from information provided herein.
(D) Excludes the effect on Shareholder's Equity of SFAS No.115 and SFAS No.133. The Company adopted SFAS No.133 on January 1, 2001.
(E) Excludes the effect on total assets of SFAS No.115 and SFAS No.133 to the extent that they directly affect Shareholder's Equity.

(Preliminary)                Travel Related Services
                             -----------------------
                  Selected Statistical Information (continued)
                  --------------------------------------------
                           (Unaudited, Managed Basis)
(Amounts in billions, except percentages and where indicated)

                                                             Quarters Ended
                                                             --------------
                                                                 March 31,
                                                                   2001
                                                                   ----
Charge Card Receivables:
  Total Receivables                                              $  26.4
  90 Days Past Due as a % of Total                                   2.7 %
  Loss Reserves (millions)                                       $ 1,004
    % of Receivables                                                 3.8 %
    % of 90 Days Past Due                                            139 %
  Net Loss Ratio                                                    0.35 %

U.S. Lending:
  Total Loans                                                    $  30.2
  Past Due Loans as a % of Total:
    30-89 Days                                                       2.0 %
    90+ Days                                                         0.9 %
  Loss Reserves (millions):
    Beginning Balance                                            $   820
      Provision                                                      426
      Net Charge-Offs/Other                                         (339)
                                                                 -------
    Ending Balance                                               $   907
                                                                 =======
    % of Loans                                                       3.0 %
    % of Past Due                                                    103 %
  Average Loans                                                  $  28.9
  Net Write-Off Rate                                                 5.1 %
  Net Interest Yield                                                 8.3 %


                                                             Quarters Ended
                                                             --------------
                                                               December 31,
                                                                   2000
                                                                   ----
Charge Card Receivables:
  Total Receivables                                              $  29.0
  90 Days Past Due as a % of Total                                   2.3 %
  Loss Reserves (millions)                                       $   964
    % of Receivables                                                 3.3 %
    % of 90 Days Past Due                                            142 %
  Net Loss Ratio                                                    0.36 %

U.S. Lending:
  Total Loans                                                    $  28.7
  Past Due Loans as a % of Total:
    30-89 Days                                                       1.9 %
    90+ Days                                                         0.9 %
  Loss Reserves (millions):
    Beginning Balance                                            $   731
      Provision                                                      377
      Net Charge-Offs/Other                                         (288)
                                                                 -------
    Ending Balance                                               $   820
                                                                 =======
    % of Loans                                                       2.9 %
    % of Past Due                                                    104 %
  Average Loans                                                  $  27.6
  Net Write-Off Rate                                                 4.4 %
  Net Interest Yield                                                 7.7 %


                                                             Quarters Ended
                                                             --------------
                                                              September 30,
                                                                 2000
                                                                 ----
Charge Card Receivables:
  Total Receivables                                             $   28.1
  90 Days Past Due as a % of Total                                   2.3 %
  Loss Reserves (millions)                                      $    987
    % of Receivables                                                 3.5 %
    % of 90 Days Past Due                                            152 %
  Net Loss Ratio                                                    0.37 %

U.S. Lending:
  Total Loans                                                   $   27.1
  Past Due Loans as a % of Total:
    30-89 Days                                                       1.8 %
    90+ Days                                                         0.8 %
  Loss Reserves (millions):
    Beginning Balance                                           $    686
      Provision                                                      328
      Net Charge-Offs/Other                                         (283)
                                                                --------
    Ending Balance                                              $    731
                                                                ========
    % of Loans                                                       2.7 %
    % of Past Due                                                    103 %
  Average Loans                                                 $   26.6
  Net Write-Off Rate                                                 4.3 %
  Net Interest Yield                                                 7.8 %


                                                             Quarters Ended
                                                             --------------
                                                                June 30,
                                                                  2000
                                                                  ----
Charge Card Receivables:
  Total Receivables                                             $   27.4
  90 Days Past Due as a % of Total                                   2.4 %
  Loss Reserves (millions)                                      $    986
    % of Receivables                                                 3.6 %
    % of 90 Days Past Due                                            153 %
  Net Loss Ratio                                                    0.36 %

U.S. Lending:
  Total Loans                                                   $   25.9
  Past Due Loans as a % of Total:
    30-89 Days                                                       1.6 %
    90+ Days                                                         0.8 %
  Loss Reserves (millions):
    Beginning Balance                                           $    689
      Provision                                                      268
      Net Charge-Offs/Other                                         (271)
                                                                --------
    Ending Balance                                              $    686
                                                                ========
    % of Loans                                                       2.6 %
    % of Past Due                                                    109 %
  Average Loans                                                 $   25.2
  Net Write-Off Rate                                                 4.4 %
  Net Interest Yield                                                 7.4 %


                                                             Quarters Ended
                                                             --------------
                                                                March 31,
                                                                 2000
                                                                 ----
Charge Card Receivables:
  Total Receivables                                             $   26.8
  90 Days Past Due as a % of Total                                   2.6 %
  Loss Reserves (millions)                                      $    894
    % of Receivables                                                 3.3 %
    % of 90 Days Past Due                                            129 %
  Net Loss Ratio                                                    0.34 %

U.S. Lending:
  Total Loans                                                   $   24.2
  Past Due Loans as a % of Total:
    30-89 Days                                                       1.8 %
    90+ Days                                                         0.8 %
  Loss Reserves (millions):
    Beginning Balance                                           $    672
      Provision                                                      285
      Net Charge-Offs/Other                                         (268)
                                                                --------
    Ending Balance                                              $    689
                                                                ========
    % of Loans                                                       2.8 %
    % of Past Due                                                    109 %
  Average Loans                                                 $   23.6
  Net Write-Off Rate                                                 4.6 %
  Net Interest Yield                                                 7.8 %

(Preliminary)           American Express Financial Advisors
                        -----------------------------------
                              Statements of Income
                              --------------------
                                   (Unaudited)
(Dollars in millions)
                                              Quarters Ended
                                                 March 31,
                                           -------------------     Percentage
                                            2001         2000       Inc/(Dec)
                                            ----         ----       ---------
Net Revenues:
  Investment Income                        $  368       $  572        (35.7)%
  Management and Distribution Fees            638          688         (7.3)
  Other Revenues                              277          246         12.3
                                           ------       ------
    Total Revenues                          1,283        1,506        (14.8)
  Provision for Losses and Benefits:
    Annuities                                 238          259         (8.3)
    Insurance                                 157          139         13.0
    Investment Certificates                    82           89         (8.0)
                                           ------       ------
      Total                                   477          487         (2.2)
                                           ------       ------
    Net Revenues                              806        1,019        (20.9)
                                           ------       ------

Expenses:
  Human Resources                             548          498         10.1
  Other Operating Expenses                    188          166         12.8
                                           ------       ------
    Total Expenses                            736          664         10.8
                                           ------       ------
Pretax Income                                  70          355        (80.2)
Income Tax Provision                           19          110        (82.3)
                                           ------       ------
Net Income                                 $   51       $  245        (79.2)
                                           ======       ======

(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)
(Dollars in millions, except where indicated)
                                                      Quarters Ended
                                                         March 31,
                                                ------------------------       Percentage
                                                   2001             2000       Inc/(Dec)
                                                   ----             ----       ---------

Investments (billions)                          $    31.2        $   30.3         3.0 %
Client Contract Reserves (billions)             $    31.7        $   31.0         2.3
Shareholder's Equity (billions)                 $     4.7        $    3.9        21.6
Return on Average Equity*                            17.8 %          23.0 %         -

Life Insurance in Force (billions)              $   100.0        $   91.7         9.0
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions             $    53.7        $   57.4        (6.3)
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                      27.4            38.4       (28.7)
        Other Owned Assets                           42.0            39.8         5.6
                                                ---------        --------
          Total Owned Assets                         69.4            78.2       (11.3)
      Managed Assets                                 99.8           122.7       (18.7)
      Administered Assets                            30.8            31.2        (1.2)
                                                ---------        --------
        Total                                   $   253.7        $  289.5       (12.4)
                                                =========        ========
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                     $  (5,204)       $  2,332           -
    Other Owned Assets                          $     608        $   (120)          -
    Total Managed Assets                        $ (14,453)       $  7,020           -

Cash Sales:
  Mutual Funds                                  $   9,889        $ 12,104       (18.3)
  Annuities                                         1,381           1,362         1.4
  Investment Certificates                             954             835        14.2
  Life and Other Insurance Products                   244             237         3.3
  Institutional                                     2,506           1,551        61.6
  Other                                             1,955             573           #
                                                ---------        --------
Total Cash Sales                                $  16,929        $ 16,662         1.6
                                                =========        ========

Number of Financial Advisors                       12,052          11,094         8.6
Fees from Financial Plans and Advice Services   $    27.6        $   26.3         4.9
Percentage of Total Sales from Financial Plans
  and Advice Services                                73.0 %          66.9 %         -


* Excludes the effect on Shareholder's Equity of SFAS No.115 and SFAS No.133. The Company adopted SFAS No.133 on January 1, 2001.

#  Denotes variance of more than 100%.

(Preliminary)           American Express Financial Advisors
                        -----------------------------------
                              Statements of Income
                              --------------------
                                   (Unaudited)
(Dollars in millions)
                                                              Quarters Ended
                                                              --------------
                                                                 March 31,
                                                                   2001
                                                                   ----
Net Revenues:
  Investment Income                                               $  368
  Management and Distribution Fees                                   638
  Other Revenues                                                     277
                                                                  ------
    Total Revenues                                                 1,283
  Provision for Losses and Benefits:
    Annuities                                                        238
    Insurance                                                        157
    Investment Certificates                                           82
                                                                  ------
      Total                                                          477
                                                                  ------
    Net Revenues                                                     806
                                                                  ------

Expenses:
  Human Resources                                                    548
  Other Operating Expenses                                           188
                                                                  ------
    Total Expenses                                                   736
                                                                  ------
Pretax Income                                                         70
Income Tax Provision                                                  19
                                                                  ------
Net Income                                                        $   51
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                               December 31,
                                                                   2000
                                                                   ----
Net Revenues:
  Investment Income                                               $  546
  Management and Distribution Fees                                   722
  Other Revenues                                                     273
                                                                  ------
    Total Revenues                                                 1,541
  Provision for Losses and Benefits:
    Annuities                                                        251
    Insurance                                                        134
    Investment Certificates                                           90
                                                                  ------
      Total                                                          475
                                                                  ------
    Net Revenues                                                   1,066
                                                                  ------

Expenses:
  Human Resources                                                    540
  Other Operating Expenses                                           182
                                                                  ------
    Total Expenses                                                   722
                                                                  ------
Pretax Income                                                        344
Income Tax Provision                                                 102
                                                                  ------
Net Income                                                        $  242
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                               September 30,
                                                                   2000
                                                                   ----
Net Revenues:
  Investment Income                                               $  582
  Management and Distribution Fees                                   700
  Other Revenues                                                     258
                                                                  ------
    Total Revenues                                                 1,540
  Provision for Losses and Benefits:
    Annuities                                                        253
    Insurance                                                        146
    Investment Certificates                                           89
                                                                  ------
      Total                                                          488
                                                                  ------
    Net Revenues                                                   1,052
                                                                  ------

Expenses:
  Human Resources                                                    527
  Other Operating Expenses                                           138
                                                                  ------
    Total Expenses                                                   665
                                                                  ------
Pretax Income                                                        387
Income Tax Provision                                                 118
                                                                  ------
Net Income                                                        $  269
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                                  June 30,
                                                                   2000
                                                                   ----
Net Revenues:
  Investment Income                                               $  592
  Management and Distribution Fees                                   701
  Other Revenues                                                     248
                                                                  ------
    Total Revenues                                                 1,541
  Provision for Losses and Benefits:
    Annuities                                                        254
    Insurance                                                        138
    Investment Certificates                                           68
                                                                  ------
      Total                                                          460
                                                                  ------
    Net Revenues                                                   1,081
                                                                  ------

Expenses:
  Human Resources                                                    528
  Other Operating Expenses                                           156
                                                                  ------
    Total Expenses                                                   684
                                                                  ------
Pretax Income                                                        397
Income Tax Provision                                                 122
                                                                  ------
Net Income                                                        $  275
                                                                  ======


                                                              Quarters Ended
                                                              --------------
                                                                 March 31,
                                                                   2000
                                                                   ----
Net Revenues:
  Investment Income                                               $  572
  Management and Distribution Fees                                   688
  Other Revenues                                                     246
                                                                  ------
    Total Revenues                                                 1,506
  Provision for Losses and Benefits:
    Annuities                                                        259
    Insurance                                                        139
    Investment Certificates                                           89
                                                                  ------
      Total                                                          487
                                                                  ------
    Net Revenues                                                   1,019
                                                                  ------

Expenses:
  Human Resources                                                    498
  Other Operating Expenses                                           166
                                                                  ------
    Total Expenses                                                   664
                                                                  ------
Pretax Income                                                        355
Income Tax Provision                                                 110
                                                                  ------
Net Income                                                        $  245
                                                                  ======

(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)
(Dollars in millions, except where indicated)
                                                            Quarters Ended
                                                            --------------
                                                               March 31,
                                                                 2001
                                                                 ----

Investments (billions)                                         $    31.2
Client Contract Reserves (billions)                            $    31.7
Shareholder's Equity (billions)                                $     4.7
Return on Average Equity*                                           17.8 %

Life Insurance in Force (billions)                             $   100.0
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                            $    53.7
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                     27.4
        Other Owned Assets                                          42.0
                                                               ---------
          Total Owned Assets                                        69.4
      Managed Assets                                                99.8
      Administered Assets                                           30.8
                                                               ---------
        Total                                                  $   253.7
                                                               =========
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                    $  (5,204)
    Other Owned Assets                                         $     608
  Total Managed Assets                                         $ (14,453)

Cash Sales:
  Mutual Funds                                                 $   9,889
  Annuities                                                        1,381
  Investment Certificates                                            954
  Life and Other Insurance Products                                  244
  Institutional                                                    2,506
  Other                                                            1,955
                                                               ---------
Total Cash Sales                                               $  16,929
                                                               =========

Number of Financial Advisors                                      12,052
Fees from Financial Plans and Advice Services                  $    27.6
Percentage of Total Sales from Financial Plans
  and Advice Services                                               73.0 %


                                                            Quarters Ended
                                                            --------------
                                                              December 31,
                                                                  2000
                                                                  ----

Investments (billions)                                         $    30.5
Client Contract Reserves (billions)                            $    31.4
Shareholder's Equity (billions)                                $     4.4
Return on Average Equity*                                           22.6 %

Life Insurance in Force (billions)                             $    98.1
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                            $    55.0
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                     32.3
        Other Owned Assets                                          41.3
                                                               ---------
          Total Owned Assets                                        73.6
      Managed Assets                                               112.0
      Administered Assets                                           34.4
                                                               ---------
        Total                                                  $   275.0
                                                               =========
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                    $  (4,937)
    Other Owned Assets                                         $     153
  Total Managed Assets                                         $ (14,923)

Cash Sales:
  Mutual Funds                                                 $   9,890
  Annuities                                                        1,493
  Investment Certificates                                            722
  Life and Other Insurance Products                                  225
  Institutional                                                    1,571
  Other                                                            1,508
                                                               ---------
Total Cash Sales                                               $  15,409
                                                               =========

Number of Financial Advisors                                      12,663
Fees from Financial Plans and Advice Services                  $    21.4
Percentage of Total Sales from Financial Plans
  and Advice Services                                               70.3 %


                                                            Quarters Ended
                                                            --------------
                                                             September 30,
                                                                 2000
                                                                 ----

Investments (billions)                                         $    30.0
Client Contract Reserves (billions)                            $    31.4
Shareholder's Equity (billions)                                $     4.2
Return on Average Equity*                                           23.1 %

Life Insurance in Force (billions)                             $    95.8
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                            $    56.7
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                     36.6
        Other Owned Assets                                          40.6
                                                               ---------
          Total Owned Assets                                        77.2
      Managed Assets                                               122.0
      Administered Assets                                           38.0
                                                               ---------
        Total                                                  $   293.9
                                                               =========
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                    $    (203)
    Other Owned Assets                                         $     163
  Total Managed Assets                                         $     (76)

Cash Sales:
  Mutual Funds                                                 $  11,698
  Annuities                                                        1,465
  Investment Certificates                                            868
  Life and Other Insurance Products                                  220
  Institutional                                                    1,922
  Other                                                              815
                                                               ---------
Total Cash Sales                                               $  16,988
                                                               =========

Number of Financial Advisors                                      12,137
Fees from Financial Plans and Advice Services                  $    26.1
Percentage of Total Sales from Financial Plans
  and Advice Services                                               69.2 %


                                                            Quarters Ended
                                                            --------------
                                                               June 30,
                                                                 2000
                                                                 ----

Investments (billions)                                         $    30.0
Client Contract Reserves (billions)                            $    31.0
Shareholder's Equity (billions)                                $     4.0
Return on Average Equity*                                           23.1 %

Life Insurance in Force (billions)                             $    93.8
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                            $    56.1
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                     36.5
        Other Owned Assets                                          39.9
                                                               ---------
          Total Owned Assets                                        76.4
      Managed Assets                                               119.6
      Administered Assets                                           34.1
                                                               ---------
        Total                                                  $   286.2
                                                               =========
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                    $  (2,301)
    Other Owned Assets                                         $     (90)
  Total Managed Assets                                         $  (6,488)

Cash Sales:
  Mutual Funds                                                 $  10,376
  Annuities                                                        1,566
  Investment Certificates                                            871
  Life and Other Insurance Products                                  219
  Institutional                                                    1,557
  Other                                                              661
                                                               ---------
Total Cash Sales                                               $  15,250
                                                               =========

Number of Financial Advisors                                      11,486
Fees from Financial Plans and Advice Services                  $    23.9
Percentage of Total Sales from Financial Plans
  and Advice Services                                               66.1 %


                                                            Quarters Ended
                                                            --------------
                                                                March 31,
                                                                  2000
                                                                  ----

Investments (billions)                                         $    30.3
Client Contract Reserves (billions)                            $    31.0
Shareholder's Equity (billions)                                $     3.9
Return on Average Equity*                                           23.0 %

Life Insurance in Force (billions)                             $    91.7
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                            $    57.4
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                     38.4
        Other Owned Assets                                          39.8
                                                               ---------
          Total Owned Assets                                        78.2
      Managed Assets                                               122.7
      Administered Assets                                           31.2
                                                               ---------
        Total                                                  $   289.5
                                                               =========
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                    $   2,332
    Other Owned Assets                                         $    (120)
  Total Managed Assets                                         $   7,020

Cash Sales:
  Mutual Funds                                                 $  12,104
  Annuities                                                        1,362
  Investment Certificates                                            835
  Life and Other Insurance Products                                  237
  Institutional                                                    1,551
  Other                                                              573
                                                               ---------
Total Cash Sales                                               $  16,662
                                                               =========

Number of Financial Advisors                                      11,094
Fees from Financial Plans and Advice Services                  $    26.3
Percentage of Total Sales from Financial Plans
  and Advice Services                                               66.9 %


* Excludes the effect on Shareholder's Equity of SFAS No.115 and SFAS No.133. The Company adopted SFAS No.133 on January 1, 2001.

(Preliminary)                 American Express Bank
                              ---------------------
                              Statements of Income
                              --------------------
                                   (Unaudited)
(Dollars in millions)
                                                Quarters Ended
                                                   March 31,
                                                ---------------      Percentage
                                                2001       2000      Inc/(Dec)
                                                ----       ----      ----------
Net Revenues:
  Interest Income                               $187       $183          2.5 %
  Interest Expense                               122        118          4.1
                                                ----       ----
    Net Interest Income                           65         65            -
  Commissions and Fees                            52         52            -
  Foreign Exchange Income & Other Revenue         41         33         25.0
                                                ----       ----
    Total Net Revenues                           158        150          5.3
                                                ----       ----

Expenses:
  Human Resources                                 62         66         (5.5)
  Other Operating Expenses                        66         68         (4.2)
  Provision for Losses                            16          8            #
                                                ----       ----
    Total Expenses                               144        142          1.1
                                                ----       ----
Pretax Income                                     14          8         83.8
Income Tax Provision                               5          1            #
                                                ----       ----
Net Income                                      $  9       $  7         18.9
                                                ====       ====

# Denotes variance of more than 100%.

(Preliminary)                American Express Bank
                             ---------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)
(Dollars in billions, except where indicated)

                                                 Quarters Ended
                                                    March 31,
                                               -------------------   Percentage
                                                2001         2000     Inc/(Dec)
                                                ----         ----     --------

Total Shareholder's Equity (millions)          $  774      $   697      11.0 %
Return on Average Common Equity (A)               4.6%         3.5 %       -
Return on Average Assets (B)                     0.26%        0.19 %       -
Total Loans                                    $  5.4      $   5.0       8.2
Total Non-performing Loans (millions)          $  187      $   174       7.4
Other Non-performing Assets (millions)         $   24      $    31     (22.8)
Reserve for Credit Losses (millions) (C)       $  164      $   189     (13.4)
Loan Loss Reserves as a % of Total Loans          2.8 %        3.4 %       -
Deposits                                       $  8.5      $   8.4       2.0
Assets Managed (D) / Administered              $ 10.7      $   9.4      14.7
Assets of Non-Consolidated Joint
    Ventures                                   $  2.1      $   2.4     (13.5)
Risk-Based Capital Ratios:
    Tier 1                                       10.7%        10.1 %       -
    Total                                        11.4%        11.6 %       -
Leverage Ratio                                    5.8%         5.6 %       -


(A) Excludes the effect on Shareholder's Equity of SFAS No.115 and SFAS No.133. The Company adopted SFAS No.133 on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No.115 and SFAS No.133 to the extent that they directly affect Shareholder's Equity.

(C)  Allocation:
     Loans                                     $  149      $   170
     Other Assets, primarily derivatives           12           15
     Other Liabilities                              3            4
                                               ------      -------
      Total Credit Loss Reserves               $  164      $   189
                                               ======      =======

(D)  Includes assets managed by American Express Financial Advisors.

(Preliminary)                 American Express Bank
                              Statements of Income
                              --------------------
                                   (Unaudited)
(Dollars in millions)
                                                              Quarters Ended
                                                              --------------
                                                                  March 31,
                                                                    2001
                                                                    ----
Net Revenues:
  Interest Income                                                   $187
  Interest Expense                                                   122
                                                                    ----
    Net Interest Income                                               65
  Commissions and Fees                                                52
  Foreign Exchange Income & Other Revenue                             41
                                                                    ----
    Total Net Revenues                                               158
                                                                    ----

Expenses:
  Human Resources                                                     62
  Other Operating Expenses                                            66
  Provision for Losses                                                16
                                                                    ----
    Total Expenses                                                   144
                                                                    ----
Pretax Income                                                         14
Income Tax Provision                                                   5
                                                                    ----
Net Income                                                          $  9
                                                                    ====


                                                              Quarters Ended
                                                              --------------
                                                                December 31,
                                                                    2000
                                                                    ----
Net Revenues:
  Interest Income                                                   $181
  Interest Expense                                                   122
                                                                    ----
    Net Interest Income                                               59
  Commissions and Fees                                                52
  Foreign Exchange Income & Other Revenue                             33
                                                                    ----
    Total Net Revenues                                               144
                                                                    ----

Expenses:
  Human Resources                                                     60
  Other Operating Expenses                                            68
  Provision for Losses                                                 8
                                                                    ----
    Total Expenses                                                   136
                                                                    ----
Pretax Income                                                          8
Income Tax Provision                                                   2
                                                                    ----
Net Income                                                          $  6
                                                                    ====


                                                              Quarters Ended
                                                              --------------
                                                               September 30,
                                                                    2000
                                                                    ----
Net Revenues:
  Interest Income                                                   $188
  Interest Expense                                                   125
                                                                    ----
    Net Interest Income                                               63
  Commissions and Fees                                                54
  Foreign Exchange Income & Other Revenue                             29
                                                                    ----
    Total Net Revenues                                               146
                                                                    ----

Expenses:
  Human Resources                                                     65
  Other Operating Expenses                                            67
  Provision for Losses                                                 6
                                                                    ----
    Total Expenses                                                   138
                                                                    ----
Pretax Income                                                          8
Income Tax Provision                                                   1
                                                                    ----
Net Income                                                          $  7
                                                                    ====


                                                              Quarters Ended
                                                              --------------
                                                                  June 30,
                                                                    2000
                                                                    ----
Net Revenues:
  Interest Income                                                   $183
  Interest Expense                                                   120
                                                                    ----
    Net Interest Income                                               63
  Commissions and Fees                                                56
  Foreign Exchange Income & Other Revenue                             32
                                                                    ----
    Total Net Revenues                                               151
                                                                    ----

Expenses:
  Human Resources                                                     65
  Other Operating Expenses                                            69
  Provision for Losses                                                 7
                                                                    ----
    Total Expenses                                                   141
                                                                    ----
Pretax Income                                                         10
Income Tax Provision                                                   3
                                                                    ----
Net Income                                                          $  7
                                                                    ====


                                                              Quarters Ended
                                                              --------------
                                                                  March 31,
                                                                    2000
                                                                    ----
Net Revenues:
  Interest Income                                                   $183
  Interest Expense                                                   118
                                                                    ----
    Net Interest Income                                               65
  Commissions and Fees                                                52
  Foreign Exchange Income & Other Revenue                             33
                                                                    ----
    Total Net Revenues                                               150
                                                                    ----

Expenses:
  Human Resources                                                     66
  Other Operating Expenses                                            68
  Provision for Losses                                                 8
                                                                    ----
    Total Expenses                                                   142
                                                                    ----
Pretax Income                                                          8
Income Tax Provision                                                   1
                                                                    ----
Net Income                                                          $  7
                                                                    ====

(Preliminary)                American Express Bank
                             ---------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)
(Dollars in billions, except where indicated)
                                                            Quarters Ended
                                                            --------------
                                                               March 31,
                                                                  2001
                                                                  ----

Total Shareholder's Equity (millions)                           $   774
Return on Average Common Equity (A)                                4.6%
Return on Average Assets (B)                                      0.26%
Total Loans                                                     $   5.4
Total Non-performing Loans (millions)                           $   187
Other Non-performing Assets (millions)                          $    24
Reserve for Credit Losses (millions) (C)                        $   164
Loan Loss Reserves as a % of Total Loans                            2.8 %
Deposits                                                        $   8.5
Assets Managed (D) / Administered                               $  10.7
Assets of Non-Consolidated Joint
    Ventures                                                    $   2.1
Risk-Based Capital Ratios:
    Tier 1                                                        10.7%
    Total                                                         11.4%
Leverage Ratio                                                     5.8%


(A) Excludes the effect on Shareholder's Equity of SFAS
    No.115 and SFAS No.133. The Company adopted SFAS No.133
    on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No.115 and
    SFAS No.133 to the extent that they directly affect
    Shareholder's Equity.
(C)   Allocation:
      Loans                                                     $   149
      Other Assets, primarily derivatives                            12
      Other Liabilities                                               3
                                                                -------
          Total Credit Loss Reserves                            $   164
                                                                =======

(D) Includes assets managed by American Express Financial
    Advisors.


                                                            Quarters Ended
                                                            --------------
                                                              December 31,
                                                                  2000
                                                                  ----

Total Shareholder's Equity (millions)                           $    754
Return on Average Common Equity (A)                                  4.4 %
Return on Average Assets (B)                                        0.26 %
Total Loans                                                     $    5.3
Total Non-performing Loans (millions)                           $    137
Other Non-performing Assets (millions)                          $     24
Reserve for Credit Losses (millions) (C)                        $    153
Loan Loss Reserves as a % of Total Loans                             2.6 %
Deposits                                                        $    8.0
Assets Managed (D) / Administered                               $   10.6
Assets of Non-Consolidated Joint
    Ventures                                                    $    2.1
Risk-Based Capital Ratios:
    Tier 1                                                          10.1 %
    Total                                                           11.4 %
Leverage Ratio                                                       5.9 %


(A) Excludes the effect on Shareholder's Equity of SFAS
    No.115 and SFAS No.133. The Company adopted SFAS No.133
    on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No.115 and
    SFAS No.133 to the extent that they directly affect
    Shareholder's Equity.
(C)   Allocation:                                               $    137
      Loans                                                           14
      Other Assets, primarily derivatives                              2
      Other Liabilities                                         --------
                                                                $    153
          Total Credit Loss Reserves                            ========

(D) Includes assets managed by American Express Financial
    Advisors.


                                                            Quarters Ended
                                                            --------------
                                                             September 30,
                                                                  2000
                                                                  ----

Total Shareholder's Equity (millions)                           $    729
Return on Average Common Equity (A)                                4.1 %
Return on Average Assets (B)                                      0.24 %
Total Loans                                                     $    5.1
Total Non-performing Loans (millions)                           $    156
Other Non-performing Assets (millions)                          $     37
Reserve for Credit Losses (millions) (C)                        $    179
Loan Loss Reserves as a % of Total Loans                           3.1 %
Deposits                                                        $    8.0
Assets Managed (D) / Administered                               $   10.2
Assets of Non-Consolidated Joint
    Ventures                                                    $    2.3
Risk-Based Capital Ratios:
    Tier 1                                                        10.4 %
    Total                                                         11.9 %
Leverage Ratio                                                     5.8 %


(A) Excludes the effect on Shareholder's Equity of SFAS
    No.115 and SFAS No.133. The Company adopted SFAS No.133
    on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No.115 and
    SFAS No.133 to the extent that they directly affect
    Shareholder's Equity.
(C)   Allocation:                                               $    158
      Loans                                                           16
      Other Assets, primarily derivatives                              5
      Other Liabilities                                         --------
                                                                $    179
          Total Credit Loss Reserves                            ========

(D) Includes assets managed by American Express Financial
    Advisors.


                                                            Quarters Ended
                                                            --------------
                                                                June 30,
                                                                  2000
                                                                  ----

Total Shareholder's Equity (millions)                           $    707
Return on Average Common Equity (A)                                  3.7 %
Return on Average Assets (B)                                        0.21 %
Total Loans                                                     $    5.1
Total Non-performing Loans (millions)                           $    174
Other Non-performing Assets (millions)                          $     36
Reserve for Credit Losses (millions) (C)                        $    187
Loan Loss Reserves as a % of Total Loans                             3.3 %
Deposits                                                        $    8.2
Assets Managed (D) / Administered                               $    9.8
Assets of Non-Consolidated Joint
    Ventures                                                    $    2.3
Risk-Based Capital Ratios:
    Tier 1                                                          10.3 %
    Total                                                           11.9 %
Leverage Ratio                                                       5.8 %


(A) Excludes the effect on Shareholder's Equity of SFAS
    No.115 and SFAS No.133. The Company adopted SFAS No.133
    on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No.115 and
    SFAS No.133 to the extent that they directly affect
    Shareholder's Equity.
(C)   Allocation:
      Loans                                                     $    166
      Other Assets, primarily derivatives                             16
      Other Liabilities                                                5
                                                                --------
          Total Credit Loss Reserves                            $    187
                                                                ========

(D) Includes assets managed by American Express Financial
    Advisors.


                                                            Quarters Ended
                                                            --------------
                                                                March 31,
                                                                  2000
                                                                  ----

Total Shareholder's Equity (millions)                           $    697
Return on Average Common Equity (A)                                  3.5 %
Return on Average Assets (B)                                        0.19 %
Total Loans                                                     $    5.0
Total Non-performing Loans (millions)                           $    174
Other Non-performing Assets (millions)                          $     31
Reserve for Credit Losses (millions) (C)                        $    189
Loan Loss Reserves as a % of Total Loans                             3.4 %
Deposits                                                        $    8.4
Assets Managed (D) / Administered                               $    9.4
Assets of Non-Consolidated Joint
    Ventures                                                    $    2.4
Risk-Based Capital Ratios:
    Tier 1                                                        10.1 %
    Total                                                         11.6 %
Leverage Ratio                                                     5.6 %


(A) Excludes the effect on Shareholder's Equity of SFAS
    No.115 and SFAS No.133. The Company adopted SFAS No.133
    on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No.115 and
    SFAS No.133 to the extent that they directly affect
    Shareholder's Equity.
(C)   Allocation:
      Loans                                                     $    170
      Other Assets, primarily derivatives                             15
      Other Liabilities                                                4
                                                                --------
          Total Credit Loss Reserves                            $    189
                                                                ========

(D) Includes assets managed by American Express Financial
    Advisors.


(Preliminary)                  American Express Bank
                         Exposures By Country and Region
                                   (Unaudited)

 ($ in billions)
                                          Net
                                       Guarantees        03/31/01    12/31/00
                           FX and         and             Total       Total
 Country           Loans  Derivatives Contingents Other* Exposure**  Exposure**
------------------ -----  ----------- ----------- -----  --------    --------
 Hong Kong         $ 0.9       -       $ 0.1       $ 0.1     $ 1.0      $ 0.7
 Indonesia           0.1       -           -         0.1       0.2        0.3
 Singapore           0.5       -         0.1           -       0.6        0.7
 Korea               0.1       -           -         0.2       0.4        0.4
 Taiwan              0.2       -           -         0.1       0.3        0.3
 China                 -       -           -           -         -          -
 Japan                 -       -           -           -       0.1        0.1
 Thailand              -       -           -           -         -          -
 Other                 -       -           -         0.2       0.2        0.2
                   -----    -----      -----       -----    ------     ------
  Total Asia/
    Pacific
    Region**         1.8    $ 0.1        0.3         0.7       2.9        2.9
                   -----    -----      -----       -----    ------     ------

 Chile               0.2        -          -         0.1       0.4        0.3
 Brazil              0.2        -          -         0.1       0.4        0.3
 Mexico              0.1        -          -           -       0.1        0.1
 Peru                  -        -          -           -       0.1        0.1
 Argentina           0.1        -          -           -       0.1        0.1
 Other               0.3        -        0.2         0.1       0.6        0.5
                   -----    -----      -----       -----    ------     ------
  Total Latin
    America**        0.9      0.1        0.3         0.3       1.6        1.4
                   -----    -----      -----       -----    ------     ------

 India               0.3        -        0.1         0.3       0.7        0.7
 Pakistan            0.1        -          -         0.1       0.2        0.3
 Other               0.1        -        0.1         0.1       0.2        0.2
                   -----    -----      -----       -----    ------     ------
  Total Sub-
    continent**      0.4        -        0.1         0.5       1.1        1.2
                   -----    -----      -----       -----    ------     ------

 Egypt               0.2        -          -         0.2       0.5        0.5
 Other               0.2        -          -         0.1       0.3        0.2
                   -----    -----      -----       -----    ------     ------
  Total Middle
    East
    & Africa**       0.4        -        0.1         0.3       0.7        0.7
                   -----    -----      -----       -----    ------     ------

  Total Europe***    1.6      0.1        0.4         3.0       5.1        4.5

  Total North
    America**        0.3        -        0.3         1.5       2.1        2.1
                   -----    -----      -----       -----    ------     ------

 Total Worldwide** $ 5.4    $ 0.3      $ 1.5       $ 6.2    $ 13.5     $ 12.7
                   =====    =====      =====       =====    ======     ======

    * Includes cash, placements and securities.

   ** Individual items may not add to totals due to rounding.

  *** Total exposures at 3/31/01 and 12/31/00 include $2 million and $3 million of exposures to Russia, respectively.


Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.

                                                            Exhibit 99.2


                          [American Express Logo Here]



                                      2001
                                  First Quarter
                               Earnings Supplement






The enclosed summary should be read in conjunction with the text and statistical tables included in American Express Company's (the "Company" or "AXP") First Quarter 2001 Earnings Release.


--------------------------------------------------------------------------------
This summary contains certain forward-looking statements which are subject to risks and uncertainties and speak only as of the date on which they are made. Important factors that could cause actual results to differ materially from these forward-looking statements, including the Company's financial and other goals, are set forth on page 13 herein and in the Company's 2000 10-K Annual Report, and other reports, on file with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

                            AMERICAN EXPRESS COMPANY
                               FIRST QUARTER 2001
                                   HIGHLIGHTS

o As previously announced on April 2nd, results for the quarter were negatively impacted by the generally weaker economy and equity markets, as well as a pre-tax loss of $182MM from the write-down and sale of high-yield securities at AEFA. First quarter diluted EPS declined 17%, net revenue (managed basis) increased 2%, and ROE was 24%. Also, as previously announced, the Company expects that earnings per share growth for the full year is unlikely to meet its earlier target of 12% growth due to the weakened economy and equity markets.


o  Compared with the first quarter of 2000:

   - Worldwide billed business rose 8% (10% excluding foreign exchange translation);
   - TRS' worldwide lending balances on a managed asset basis of $33.5B were up 27% (20% excluding portfolio acquisitions);
   - Worldwide cards in force increased 11%, up 5.3MM from last year. In the first quarter, 1.5MM net new cards were added; and,
   - AEFA assets owned, managed and administered of $254B were 12% lower than last year due to substantial market depreciation during the quarter and last year. However, net asset flows remained positive during the quarter.


o  American Express expanded its products and services during the quarter as it:

   - Launched/announced several new card products and services:
     -- The Co-branded Platinum ShopRite Credit Card from American Express and the Bank of Hawaii Credit Card from American Express, marking the completion of these portfolio acquisitions;
     -- The previously announced new co-branded credit card program for British
        Airways UK Executive Club members, offering three different co-branded cards, each with its own level of rewards and benefits, in the UK;
     -- Blue for Students; and
     -- 16 new Membership Rewards partners from online, retail and travel businesses.

   - Acquired SierraCities.com Inc., a leader in small business equipment financing;

   - Issued the American Express Gold Credit Card in Ecuador through Filanbanco, marking an expansion of Filanbanco's current line of locally issued American Express charge and credit products; and

   - Introduced Brokerage for Blue, which provides online information, tools and resources to help make better investment decisions.


o  American Express continued to build its Internet presence as it:

   - Launched Account Profile, a free online account aggregation service, which is aimed at simplifying customer's financial lives by allowing them to track the value of all their financial accounts and assets, from AXP and other financial institutions, at one secure site using a single password;
   - Announced a strategic alliance with Oracle to integrate the Corporate Purchasing Card platform into the Oracle E-Business Suite; and
   - Invested in Telera, the Voice Web Infrastructure Company.


o Additional progress was made in broadening relationships with existing AXP customers as:

   - Average lending balances per cardmember continued to increase;
   - Approximately 30% of new AEFA clients were again obtained from the cardmember base; and
   - AEFA-manufactured investment certificates sold by AEB to its international clients continued to grow.


                            AMERICAN EXPRESS COMPANY
                           FIRST QUARTER 2001 OVERVIEW
                                  CONSOLIDATED
                                   (unaudited)

(millions, except per share amounts)                                 Quarters Ended                       Percentage
                                                                        March 31,                         Inc/(Dec)
                                                        ------------------------------------------     -----------------
                                                                   2001               2000
                                                                   ----               ----
Consolidated revenues:
----------------------
      Net (managed basis)                                        $5,381             $5,259                     2%
                                                                 ======             ======
      GAAP reporting basis                                       $5,719             $5,657                     1%
                                                                 ======             ======

Net income:                                                        $538               $656                   (18)%
-----------                                                        ====               ====

EPS:
----
       Basic                                                      $0.41              $0.49                   (16)%
                                                                  =====              =====

       Diluted                                                    $0.40              $0.48                   (17)%
                                                                  =====              =====



o CONSOLIDATED REVENUES: Grew from an increase in cards in force, higher billed business volumes, larger loan balances and greater insurance premiums. These items were partially offset by lower spreads on AEFA's investment portfolio, which reflect a pre-tax loss of $182MM from the write-down and sale of certain high-yield securities, and lower management and distribution fees. Excluding the impact of F/X translation, net revenues would have grown approximately 4%.

o CONSOLIDATED EXPENSES: Rose due to greater interest costs, larger provisions for losses, and higher human resource and operating expenses, which include the effect of a $67MM expense increase due to an adjustment of Deferred Acquisition Costs (DACs) for variable insurance and annuity products. These increases were partially offset by reengineering activities and expense control initiatives.

o SHARE REPURCHASES: 9.3MM shares were purchased in 1Q `01; since the inception of repurchase programs in September 1994, 352.4MM shares have been acquired.

                                                                           Millions of Shares
                                                       -----------------------------------------------------------
     -   Average shares:                                      1Q`01                4Q`00              1Q`00
         ---------------                                      -----                -----              -----

         Basic                                                1,323                1,322              1,331
                                                              =====                =====              =====
         Diluted                                              1,344                1,355              1,362
                                                              =====                =====              =====
     -   Actual shares:

         Shares outstanding - beginning of period             1,326                1,329              1,341
         Repurchase of common shares                             (9)                  (6)                (8)
         Net settlements -3rd party share
           purchase agreements                                    9                    2                  -
         Employee benefit plans, compensation
           and other                                              -                    1                  1
                                                              -----                -----              -----
         Shares outstanding - end of period                   1,326                1,326              1,334
                                                              =====                =====              =====


                               CORPORATE AND OTHER

o    The net expense of $44MM in 1Q '01 and 1Q '00 compared with $41MM in 4Q
     '00.

     - Both 1Q '01 and 1Q '00 include a $46MM ($39MM after-tax) Lehman Brothers preferred dividend based on its earnings which was offset by costs associated with various business building initiatives.

                            AMERICAN EXPRESS COMPANY
                           FIRST QUARTER 2001 OVERVIEW
                             TRAVEL RELATED SERVICES

(preliminary)
                              Statements of Income
                           (unaudited, managed basis)

                                                                        Quarters Ended                       Percentage
(millions)                                                                March 31,                          Inc/(Dec)
                                                            ---------------------------------------      -------------------
                                                                2001                    2000
                                                                ----                    ----
Net revenues:
     Discount revenue                                         $1,925                  $1,805                      7%
     Net card fees                                               422                     405                      4
     Lending:
          Finance charge revenue                               1,120                     887                     26
          Interest expense                                       429                     332                     29
                                                               -----                   -----
               Net finance charge revenue                        691                     555                     24
     Travel commissions and fees                                 418                     438                     (4)
     TC investment income                                         98                      91                      7
     Other revenues                                              911                     833                     10
                                                               -----                   -----
          Total net revenues                                   4,465                   4,127                      8
                                                               -----                   -----
Expenses:
     Marketing and promotion                                     296                     331                    (10)
     Provision for losses and claims:
          Charge card                                            285                     278                      2
          Lending                                                501                     335                     49
          Other                                                   24                      29                    (18)
                                                               -----                   -----
               Total                                             810                     642                     26
                                                               -----                   -----
     Charge card interest expense                                393                     314                     26
     Human resources                                           1,034                   1,016                      2
     Other operating expenses                                  1,195                   1,193                      -
                                                               -----                   -----
          Total expenses                                       3,728                   3,496                      7
                                                               -----                   -----
Pretax income                                                    737                     631                     17
Income tax provision                                             215                     183                     18
                                                               -----                   -----
Net income                                                      $522                    $448                     16
                                                               =====                   =====

Note: Unless indicated otherwise, the following discussion addresses the "managed basis" Statements of Income. The GAAP Statements of Income are also included in the Company's Earnings Release.

o Revenues benefited from increased cards in force, higher worldwide billed business and strong growth in cardmember loans outstanding. Growth was suppressed by approximately 2% due to the impact of F/X translation.

o The higher expenses reflect greater provisions for losses, higher interest expenses, and increased operating costs, primarily due to business growth, which were partially offset by reduced marketing and promotion costs, expense control initiatives and the impact of F/X translation.

o Under Statement of Financial Accounting Standards No. 125 (SFAS 125), which prescribes the accounting for securitizations, TRS recognized pre-tax gains of $42MM ($27MM after-tax) in 1Q '01 and $36MM ($23MM after-tax) in 1Q '00 related to the securitization of $1.0B of U.S. Lending receivables in each period. These gains were offset by expenses related to card acquisition initiatives and, therefore, had no material impact on net income or total expenses in either period.

     For purposes of the above "managed basis" Statements of Income, which present TRS' results as if there had been no securitizations, such gains (reported on the GAAP Statements of Income as a $23MM and $24MM reduction in the Lending Provision for Losses in 1Q `01 and 1Q `00, respectively, and increases in Other Revenue and Lending Interest Expense) and corresponding changes in Marketing and Promotion and Other Operating Expenses have been eliminated.

o    The pre-tax margin was 16.5% in 1Q `01 versus 15.3% last year.

o The effective tax rate was 29% in 1Q '01, 27% in 4Q `00 and 29% in 1Q `00. The lower tax rate in 4Q `00 reflects true-ups relating to tax planning initiatives during the year and mix of business variances. The full year tax rate in 2000 was 29%.

                            AMERICAN EXPRESS COMPANY
                           FIRST QUARTER 2001 OVERVIEW
                        TRAVEL RELATED SERVICES (Cont'd)


o DISCOUNT REVENUE: Stronger billed business and a lower discount rate yielded a 7% increase in discount revenue.

      - The average discount rate in 1Q `01 was 2.68% versus 2.72% in 1Q `00 and 2.69% in 4Q `00. The decline from last year and 4Q '00 reflects the cumulative impact of stronger than average growth in the lower rate retail and other "everyday spend" merchant categories (e.g., supermarkets, discounters, etc.), as well as relatively weaker T&E spending within Corporate Services in 1Q '01.

         -- We believe the AXP value proposition is strong. However, continued changes in the mix of business, the continued shift to electronic data capture, volume related pricing discounts, and selective repricing initiatives will probably result in some rate erosion over time.

                                                                            Quarters Ended                  Percentage
                                                                               March 31,                     Inc/(Dec)
                                                                   ----------------------------------    ------------------
                                                                           2001               2000
                                                                           ----               ----
    Card billed business (billions):
         United States                                                    $55.6              $50.6                10%
         Outside the United States                                         18.4               17.7                 4
                                                                          -----              -----
         Total                                                            $74.0              $68.3                 8
                                                                          =====              =====
    Cards in force (millions):
         United States                                                     34.2               31.4                 9
         Outside the United States                                         19.0               16.5                15
                                                                          -----              -----
         Total                                                             53.2               47.9                11
                                                                          =====              =====
    Basic cards in force (millions):
         United States                                                     26.9               24.5                10
         Outside the United States                                         14.4               12.6                14
                                                                          -----              -----
         Total                                                             41.3               37.1                11
                                                                          =====              =====
    Spending per basic card in force (dollars) (a):
         United States                                                   $2,091             $2,123                (2)
         Outside the United States                                       $1,535             $1,630                (6)
         Total                                                           $1,933             $1,980                (2)

         (a) Proprietary card activity only.


      - BILLED BUSINESS: The 8% increase in billed business resulted from growth in cards in force, which was partially offset by lower spending per basic cardmember worldwide.
         --  U.S. billed business increased 10% reflecting double-digit growth within the consumer card business, high single-digit increases within small business services and mid single-digit volume expansion within Corporate Services.
             - Spending per basic card in force declined 2% reflecting the dilutive effect of multiple consecutive quarters of particularly strong card growth and weaker economic conditions.
         --  Excluding the impact of foreign exchange translation:
             - Total billed business outside the U.S. rose approximately 12% on double-digit increases in Europe and Latin America and mid to high single-digit growth in other regions.
             - Spending per proprietary basic card in force outside the U.S. rose 2%.
         -- Network partnership and Purchasing Card volumes sustained their stronger growth levels, in excess of the consolidated worldwide billed business growth rate.
         -- Retail and "everyday spend" categories continued to contribute more strongly to worldwide business growth.
         -- Airline related volume rose slightly as the average airline charge was down and transaction volume increased.

      -  CARDS IN FORCE worldwide rose 11% versus last year.
         -- Strong U.S. card acquisitions during the quarter (900K net new cards added) reflect the continuation of proactive consumer card and small business services activities, including those related to the Blue and co-branded Costco card products, as well as benefits related to the Bank of Hawaii (closed 3/31/01) and ShopRite (closed 1/29/01) portfolio acquisitions. Excluding these portfolio acquisitions U.S. cards in force rose 8%.
         -- Outside the United States, 600K cards in force were added during the quarter on continued proprietary card growth and particularly strong network card results.

                            AMERICAN EXPRESS COMPANY
                           FIRST QUARTER 2001 OVERVIEW
                        TRAVEL RELATED SERVICES (Cont'd)

o NON-AMEX BRANDED STATISTICS: Total cards in force and billed business exclude activities on Non-Amex Branded cards (Visa and Eurocards) issued in connection with joint venture activities. These are reported as separate line items within TRS' selected statistical information. This disclosure is consistent with our previously discussed plans to broaden the scope of our card activities through possible acquisitions of card portfolios and additional joint ventures.

                                                                Quarters Ended                  Percentage
                                                                  March 31,                     Inc/(Dec)
                                                       ---------------------------------      ---------------
                                                             2001                2000
                                                             ----                ----
     Cards in force (millions)                                0.6                 0.6               6%
     Billed business (billions)                              $0.8                $0.5              45%


o NET CARD FEES: Rose 4% as new cards in force were added. The average fee per card in force of $35 in 1Q `01 and 4Q `00 declined from $37 in 1Q `00 as the mix evolved toward lower and no fee products.

o NET FINANCE CHARGE REVENUE: Rose 24% on strong growth in worldwide lending balances, which rose 24% on average during the quarter.
      - The yield on the U.S. portfolio rose to 8.3% in 1Q `01 from 7.8% in 1Q '00 and 7.7% in 4Q '00 as a decrease in the proportion of the portfolio on introductory rates and the benefit of lower funding costs, which lag in their effect on finance charge revenue, were partially offset by the evolving mix of products toward more lower-rate offerings.

o TRAVEL COMMISSIONS AND FEES: Declined 4% on a 9% contraction in travel sales due to a weaker corporate travel environment and the sale in 2Q '00 of the leisure travel activities of Havas Voyages in France. Excluding the Havas impact, sales declined approximately 5%. The revenue earned per dollar of sales increase (8.4% in 1Q `01 versus 8.0% in 4Q '00 and 1Q '00) reflects new fees related to certain client services, which were partially offset by continued efforts by airlines to reduce distribution costs and by corporate clients to contain travel and entertainment expenses.

o TC INVESTMENT INCOME: Was up 7% reflecting a higher TC investment yield and growth in Money Order related activities.

o OTHER REVENUES: Increased 10% due to higher card-related and membership rewards fees, greater foreign exchange conversion revenues and larger insurance premiums.

o MARKETING AND PROMOTION EXPENSES: Decreased 10% as we rationalized certain marketing efforts in light of the weaker business environment and realized benefits from the effect of F/X translation.

o CHARGE CARD INTEREST EXPENSE: Rose 26% due to a greater worldwide effective cost of funds and higher billed business volumes.

o Human Resource Expenses: Increased 2% versus last year as a result of merit increases and a higher average number of employees, partially offset by lower levels of incentive compensation.
      - The employee count at 3/01 of 75,600 was up approximately 600 versus last year primarily due to increased global technology business demands, greater business volumes and the substitution of contract programmers with full-time employees, which were partially offset by the sale on 6/30/00 of the leisure travel activities of Havas
         Voyages, which had approximately 1,500 employees. In the quarter, the number of employees rose by approximately 700.

o OTHER OPERATING EXPENSES: Were flat as higher costs related to business growth, cardmember loyalty programs, professional fees for outsourcing activities and various business building initiatives were offset by reengineering activities and cost containment efforts.

                            AMERICAN EXPRESS COMPANY
                           FIRST QUARTER 2001 OVERVIEW
                        TRAVEL RELATED SERVICES (Cont'd)

o     CREDIT QUALITY:

      - Reflecting a weaker economy and seasonal factors, overall credit quality deteriorated modestly in the quarter, but remained at relatively attractive levels.

      - The provision for losses on charge card products was 2% above last year reflecting higher volumes.

      - The lending provision for losses was 49% above last year on growth in outstanding loans and a higher past due and write-off rate.

      - Reserve coverage ratios at more than 100% of past due balances remained strong.

      -  WORLDWIDE CHARGE CARD:

         -- The write-off rate stayed near its historically low level, decreasing from last quarter but increasing versus last year. Past due rates also rose versus last year and last quarter. The increase versus 12/00 partially reflects the normal seasonal effect of the relatively higher 4Q receivable balance level created by holiday spending.

                                                                                  3/01            12/00             3/00
                                                                              ---------         --------         --------
             Loss ratio, net of recoveries                                       0.35%            0.36%            0.34%
             90 days past due as a % of receivables                               2.7%             2.3%             2.6%

         -- Reserve coverage of past due accounts remained strong.

                                                                                  3/01            12/00             3/00
                                                                              ---------         --------         --------
             Reserves (MM)                                                      $1,004             $964             $894
             % of receivables                                                     3.8%             3.3%             3.3%
             % of past due accounts                                               139%             142%             129%

      -  U.S. LENDING:

         -- The write-off rate and past due rate increased from last quarter and last year.

                                                                                  3/01            12/00             3/00
                                                                              --------          --------         --------
             Write-off rate, net of recoveries                                    5.1%             4.4%             4.6%
             30 days past due as a % of loans                                     2.9%             2.8%             2.6%

         -- The lending reserve coverage of past due accounts remained strong as reserves increased during the quarter.

                                                                                  3/01            12/00             3/00
                                                                              --------          --------         --------
           Reserves (MM)                                                          $907             $820             $689
           % of total loans                                                       3.0%             2.9%             2.8%
           % of past due accounts                                                 103%             104%             109%



                            AMERICAN EXPRESS COMPANY
                           FIRST QUARTER 2001 OVERVIEW
                       AMERICAN EXPRESS FINANCIAL ADVISORS
(preliminary)
                              Statements of Income
                                   (unaudited)
(millions)                                                               Quarters Ended                 Percentage
                                                                           March 31,                    Inc/(Dec)
                                                                 -------------------------------    -------------------
                                                                    2001              2000
                                                                    ----              ----
Revenues:
     Investment income                                              $368              $572              (36)%
     Management and distribution fees                                638               688               (7)
     Other revenues                                                  277               246               12
                                                                   -----             -----
          Total revenues                                           1,283             1,506              (15)
     Provision for losses and benefits:
          Annuities                                                  237               259               (8)
          Insurance                                                  157               139               13
          Investment certificates                                     82                89               (8)
                                                                   -----             -----
               Total                                                 477               487               (2)
                                                                   -----             -----
          Total net revenues                                         806             1,019              (21)
                                                                   -----             -----
Expenses:
     Human resources                                                 548               498               10
     Other operating expenses                                        188               166               13
                                                                   -----             -----
          Total expenses                                             736               664               11
                                                                   -----             -----
Pretax income                                                         70               355              (80)
Income tax provision                                                  19               110              (82)
                                                                   -----             -----
Net income                                                           $51              $245              (79)
                                                                   =====             =====

o    Net revenue declined 21% reflecting:
     - Lower spreads on investment portfolio products, including the effect of $182MM of pre-tax losses from the write-down and sale of certain high-yield securities;
     -   Reduced management fees from lower average managed asset levels;
     - A decrease in distribution fees from weaker mutual fund sales levels; partially offset by
     - Higher insurance premiums and financial planning and advice services fees.

o The pretax margin decline from 34.8% last year to 8.7% in 1Q '01 reflects the revenue dynamics discussed above, a $67MM expense increase reflecting an adjustment to the amortization of DACs(1) for variable insurance and annuity products, costs related to the new advisor platforms and the impact of larger investments in tax advantaged affordable housing projects, which were partially offset by reengineering activities and expense control initiatives.

o The effective tax rate was 27.6% in 1Q '01, 29.6% in 4Q `00 and 31.0% in 1Q `00. The declining trend reflects the realization of greater tax credits from affordable housing project investments which should continue to provide tax benefits in future quarters.





(1) DACs are certain costs of acquiring new business which are deferred and amortized according to a schedule that reflects a number of factors, the most significant of which are the anticipated profits and persistency of the product. The amortization schedule must be adjusted periodically to reflect changes in those factors. The DAC adjustment that was required for 1Q '01 recognizes the negative impact of weak equity markets on the anticipated profit for these products.

                            AMERICAN EXPRESS COMPANY
                           FIRST QUARTER 2001 OVERVIEW
                  AMERICAN EXPRESS FINANCIAL ADVISORS (Cont'd)

o    ASSETS OWNED, MANAGED AND ADMINISTERED:
                                                                                                         Percentage
     (billions)                                                         March 31,                        Inc/(Dec)
                                                            ----------------------------------         ---------------
                                                                  2001                  2000
                                                                  ----                  ----
     Assets owned (excluding separate accounts)                  $42.0                 $39.8                   6%
     Separate account assets                                      27.4                  38.4                 (29)
     Assets managed                                              153.5                 180.1                 (15)
     Assets administered                                          30.8                  31.2                  (1)
                                                                ------                ------
                    Total                                       $253.7                $289.5                 (12)
                                                                ======                ======

o    INVESTMENT INCOME:

     - Gross investment income decreased 36% due to the negative impact, in the current year, of deterioration in the high yield bond sector, as well as a generally lower average yield. Losses on directly owned high yield bonds and low grades in other structured investments reduced investment income by $182MM in 1Q '01 (including approximately $34MM related to the early implementation of a new FASB accounting rule involving certain structured investments) versus $18MM last year. Also included in investment income is the effect last year of an increase and this year a decrease in the value of options hedging outstanding stock market certificates, which was offset in the certificate provision.
     - Average invested assets of $33.4B (excluding unrealized appreciation/depreciation) rose 7% versus $32.4B in 1Q `00.
     - The average yield on invested assets was 6.8% versus 7.4% in 1Q '00 including income adjustments on the high yield structured investments and hedges on outstanding stock market certificates.
     - Insurance, annuity and certificates spreads were all down versus last year; insurance and annuity spreads were also down versus last quarter, while certificate spreads were flat.

o ASSET QUALITY remains strong, except for continued deterioration in the high yield portfolio.

     - Non-performing assets relative to invested assets were 0.9% and were 58% covered by reserves, including those related to the impairment of high-yield securities.
     - High-yield investments totaled $3.5B at 3/31/01, or approximately 11% of AEFA's portfolio. Total losses on these investments for the remainder of 2001 are expected to be substantially lower than in 1Q '01.
     - The SFAS No. 115 related mark-to-market adjustment on the portfolio (reported in assets pre-tax) was depreciation of ($47MM) at 3/01 versus ($655MM) at 12/00 and ($881MM) at 3/00.
     - Unrealized appreciation/(depreciation) on securities held to maturity was $141MM at 3/01, $97MM at 12/00 and ($63MM) at 3/00.

o MANAGEMENT AND DISTRIBUTION FEES: The decrease of 7% was due to lower average assets under management and weaker mutual fund sales, reflecting the negative impact of weak equity markets.

     -  Assets Managed:
        --------------
                                                                                                             Percentage
       (billions)                                                                March 31,                   Inc/(Dec)
                                                                       ------------------------------     -----------------
                                                                               2001              2000
                                                                               ----              ----
       Assets managed for individuals                                         $99.8            $122.7             (19)%
       Assets managed for institutions                                         53.7              57.4              (6)
       Separate account assets                                                 27.4              38.4             (29)
                                                                             ------            ------
                      Total                                                  $180.9            $218.5             (17)
                                                                             ======            ======

       -- The decline in managed assets since 3/00 resulted from $48.6B of market depreciation, offset in part by $11.0B of net new money.

       -- The $18.4B decrease in managed assets during 1Q `01 resulted from market depreciation of $19.7B, offset in part by net new money of $1.3B.

                            AMERICAN EXPRESS COMPANY
                           FIRST QUARTER 2001 OVERVIEW
                  AMERICAN EXPRESS FINANCIAL ADVISORS (Cont'd)


o        PRODUCT SALES:
     -   Total gross cash sales from all products were up 2% over 1Q '00.
     - Mutual fund sales decreased 18% as both proprietary and non-proprietary fund sales declined. Non-proprietary fund sales continued to occur predominately in "wrap" accounts. Within proprietary funds:
         -- Bond fund sales grew; sales of equity and money market funds declined.
         -- Redemption rates continued to compare favorably with industry levels.
     - Annuity sales were up 1%, as variable annuity sales declined and fixed annuity sales improved significantly.
     - Sales of insurance products increased 3% reflecting the strength of new product offerings last year.
     - Certificate sales increased 14% reflecting particularly strong sales of certificates sold to clients outside the U.S. through a joint venture between AEFA and AEB.
     - Institutional sales rose 62% reflecting the success of new product offerings and the addition of new clients.
     - Other sales increased over 200% due to the addition of new plan sponsors within the 401(k) business and additional contributions from existing sponsors.
     - Advisor product sales generated through financial planning and advice services were 73% of total sales in 1Q `01 versus 67% in 1Q `00.

o OTHER REVENUES: Were up 12% reflecting higher life and property-casualty insurance premiums, the addition in 2Q '01 of franchise fees from Platform 2 advisors and certain revenues related to non-proprietary funds.
     - Financial planning and advice services fees of $27.6MM rose 5% versus 1Q '00, despite the negative impact of a change in policy, which deferred certain 1Q `01 revenues and a comparable amount of human resource expense. Excluding this change, fees would have increased 10%.

o PROVISIONS FOR LOSSES AND BENEFITS: Lower annuity product provisions resulted from a smaller inforce level, which offset a higher accrual rate. Insurance provisions rose due to higher inforce levels and accrual rates. Certificate provisions decreased as higher inforce levels and accrual rates were more than offset by the effect on the stock market certificate product of substantial appreciation last year and depreciation this year in the S&P 500.

o HUMAN RESOURCES: Expenses were up 10% reflecting larger field force compensation-related expenses due to advisor growth and costs related to the new advisor platforms, partially reflecting higher relative compensation levels for advisors introduced in 2Q `00, and a $39MM expense during the quarter from the DAC amortization adjustment. These increases were partially offset by somewhat slower home office expense growth and the impact of slower volumes on advisor compensation.
     - TOTAL ADVISOR FORCE: 12,052 at 3/01; +958 advisors, or 9%, versus 3/00 and down 611 advisors versus 12/00.
       -- The decrease in advisors versus 12/00 reflects reduced recruiting activities, as we fine tune the advisor platform dynamics, and higher termination rates due to the weaker environment and proactive efforts to weed out unproductive advisors.
           - Veteran advisor retention rates remain strong.
       -- In light of current challenging market conditions, we expect to continue to moderate advisor growth in coming quarters to ensure overall field force costs are appropriately contained and the business benefits from last year's advisor additions are maximized.
       -- Total production, advisor productivity and client acquisitions were down versus last year reflecting an increase in the number of new advisors and the effect of a more difficult selling environment.
           - The total number of clients was up 8% and accounts per client were up slightly. Client retention exceeded 95%.

o OTHER OPERATING EXPENSES: The 13% increase reflects the DAC amortization adjustment, which added $28MM of expense, costs related to the implementation of the new advisor platforms, including greater rent and equipment support costs, partially offset by reengineering activities and efforts to control core operating expense growth.


                            AMERICAN EXPRESS COMPANY
                           FIRST QUARTER 2001 OVERVIEW
                              AMERICAN EXPRESS BANK

(preliminary)                  Statements of Income
                                   (unaudited)
(millions)                                                          Quarters Ended                      Percentage
                                                                      March 31,                          Inc/(Dec)
                                                          -----------------------------------      ----------------------
                                                               2001                2000
                                                               ----                ----
Net revenues:
     Interest income                                          $187                $183                         2%
     Interest expense                                          122                 118                         4
                                                             -----               -----
           Net interest income                                  65                  65                         -
     Commissions and fees                                       52                  52                         -
     Foreign exchange income and other revenue                  41                  33                        25
                                                             ------              -----
          Total net revenues                                   158                 150                         5
                                                             ------              -----
Expenses:
     Human resources                                            62                  66                        (6)
     Other operating expenses                                   66                  68                        (4)
     Provision for losses                                       16                   8                         #
                                                             ------              -----
          Total expenses                                       144                 142                         1
                                                             ------              -----
Pretax income                                                   14                   8                        84
Income tax provision                                             5                   1                         #
                                                             ------              -----
Net income                                                      $9                  $7                        19
                                                             ======              =====
# Denotes variance in excess of 100%.

o Revenues grew 5% as higher foreign exchange and other revenue was offset by flat commissions and fees and net interest income. AEB's two individual oriented businesses continued to grow, despite a more difficult market environment, as Private Banking client holdings rose 16% and client volumes in Personal Financial Services (PFS) increased 22%. Revenues within Corporate Banking declined as we continued to de-emphasize these activities.

     - Net interest income was flat with last year as the benefit of increases in consumer loans were offset by tighter spreads within the Financial Institutions Group (formerly Correspondent Banking) and decreases in Corporate Banking.

     - Commissions and fees were flat as lower results in Corporate Banking, due to AEB's decision to exit certain markets, were offset by higher results in the Financial Institutions Group and Private Banking.

     - Foreign exchange income and other revenue increased due to higher joint venture earnings, F/X trading revenues and security gains.

o Human resource and other operating expenses were down reflecting the benefits of a lower employee level and reduced costs related to reengineering activities, partially offset by restructuring costs.

o The provision for losses increased due to PFS loan growth and higher non-performing loans within Corporate Banking.

o        AEB remained "well capitalized".

                                       3/01              12/00              3/00            Well-Capitalized
                                  ----------------    -------------    ---------------    ---------------------
     Tier 1                              10.7%             10.1%           10.1%                  6.0%
     Total                               11.4%             11.4%           11.6%                 10.0%
     Leverage Ratio                       5.8%              5.9%            5.6%                  5.0%

                            AMERICAN EXPRESS COMPANY
                           FIRST QUARTER 2001 OVERVIEW
                         AMERICAN EXPRESS BANK (Cont'd)
o    EXPOSURES
     - AEB's loans outstanding were $5.4B at 3/01, versus $5.0B at 3/00 and $5.3B at 12/00. Activity since 3/00 included a $400MM decrease in corporate banking loans, a $700MM increase in consumer and private banking loans and a $60MM increase in financial institutions loans. Compared to 12/00, corporate banking loans decreased by $300MM and financial institution loans decreased by $100MM, while consumer and private banking loans increased by $500MM, including the transfer of $200MM of collateralized loans from Corporate Banking. As of 3/01, consumer and private banking loans comprised 50% of total loans versus 39% at 3/00 and 41% at 12/00; corporate banking loans comprised 27% of total loans versus 38% at 3/00 and 34% at 12/00; and financial institution loans comprised 23% of total loans versus 23% at 3/00 and 25% at 12/00.

     - In addition to the loan portfolio, there are other banking activities, such as forward contracts, various contingencies and market placements, which added approximately $8.1B to the credit exposures at 3/01, $7.4B at 12/00 and $7.7B at 3/00. Of the $8.1B of additional exposures at 3/01, $5.6B were relatively less risky cash and securities related balances.

    ($ in billions)                                                           3/31/01
                                                -------------------------------------------------------------------
                                                                                Net
                                                                             Guarantees                                 12/31/00
                                                              FX and             And                       Total          Total
       Country                                   Loans      Derivatives      Contingents     Other(1)    Exposure(2)   Exposure(2)
       -------                                   -----      -----------      -----------     -----       --------        --------
       Hong Kong`                                 $0.9                -             $0.1      $0.1           $1.0         $0.7
       Indonesia                                   0.1                -                -       0.1            0.2          0.3
       Singapore                                   0.5                -              0.1         -            0.6          0.7
       Korea                                       0.1                -                -       0.2            0.4          0.4
       Taiwan                                      0.2                -                -       0.1            0.3          0.3
       Japan                                         -                -                -         -            0.1          0.1
       Other                                         -                -                -       0.2            0.2          0.2
                                                  ----             ----             ----      ----          -----        -----
           Total Asia/Pacific Region (2)           1.8             $0.1              0.3       0.7            2.9          2.9
                                                  ----             ----             ----      ----          -----        -----

       Chile                                       0.2                -                -       0.1            0.4          0.3
       Brazil                                      0.2                -                -       0.1            0.4          0.3
       Mexico                                      0.1                -                -         -            0.1          0.1
       Peru                                          -                -                -         -            0.1          0.1
       Argentina                                   0.1                -                -         -            0.1          0.1
       Other                                       0.3                -              0.2       0.1            0.6          0.5
                                                  ----             ----             ----      ----          -----        -----
           Total Latin America (2)                 0.9              0.1              0.3       0.3            1.6          1.4
                                                  ----             ----             ----      ----          -----        -----

       India                                       0.3                -              0.1       0.3            0.7          0.7
       Pakistan                                    0.1                -                -       0.1            0.2          0.3
       Other                                       0.1                -              0.1       0.1            0.2          0.2
                                                  ----             ----             ----      ----          -----        -----
           Total Subcontinent (2)                  0.4                -              0.1       0.5            1.1          1.2
                                                  ----             ----             ----      ----          -----        -----
       Egypt                                       0.2                -                -       0.2            0.5          0.5
       Other                                       0.2                -                -       0.1            0.3          0.2
                                                  ----             ----             ----      ----          -----        -----
           Total Middle East and Africa (2)        0.4                -              0.1       0.3            0.7          0.7
                                                  ----             ----             ----      ----          -----        -----
           Total Europe (2) (3)                    1.6              0.1              0.4       3.0            5.1          4.5

           Total North America (2)                 0.3                -              0.3       1.5            2.1          2.1
                                                  ----             ----             ----      ----          -----        -----

       Total Worldwide (2)                        $5.4             $0.3             $1.5      $6.2          $13.5        $12.7
                                                  ====             ====             ====      ====          =====        =====

     (1) Includes cash, placements and securities.
     (2) Individual items may not add to totals due to rounding.
     (3) Total exposures at 3/31/01 and 12/31/00 include $2MM and $3MM of exposures to Russia, respectively.
         Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.

                            AMERICAN EXPRESS COMPANY
                           FIRST QUARTER 2001 OVERVIEW
                         AMERICAN EXPRESS BANK (Cont'd)



o Total non-performing loans of $187MM were up from $174MM at 3/00 and $137MM at 12/00 as a result of increases within the Corporate Banking business. This increase is consistent with our strategy to wind down Corporate Banking activities while growing the consumer lending business, as the more difficult Corporate credits will take longer to eliminate. While non-performing loans have increased, the overall risk profile of the loan portfolio is actually improving as the portfolio mix shifts towards the consumer loans. Our credit reserves incorporate expectations of this trend.

o Other non-performing assets of $24MM at 3/01, primarily foreign exchange and derivatives contracts, compared with $31MM at 3/00 and $24MM at 12/00.

o AEB's total reserves at 3/01 of $164MM compared with $189MM at 3/00 and $153MM at 12/00 and are allocated as follows:

     (millions)                                           3/01          12/00            3/00
                                                         ------        -------          ------

     Loans                                                $149           $137            $170
     Other Assets, primarily derivatives                    12             14              15
     Other Liabilities                                       3              2               4
                                                         -----          -----           -----
          Total                                           $164           $153            $189
                                                         =====          =====           =====


     - Reserve coverage of non-performing loans decreased from 12/00 and 3/00 to 80% as of 3/01, however, coverage of total loans increased from 12/00.


o Management formally reviews the loan portfolio and evaluates credit risk throughout the year. This evaluation takes into consideration the financial condition of the borrowers, fair market value of collateral, status of delinquencies, historical loss experience, industry trends, and the impact of current economic conditions. As of March 31, 2001 management considers the loss reserve to be appropriate.

               INFORMATION RELATING TO FORWARD-LOOKING STATEMENTS



This summary contains forward-looking statements, which are subject to risks and uncertainties. The words "believe", "expect", "anticipate", "optimistic", "intend", "aim", "will", "should" and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:

Fluctuation in the equity markets in 2001, which can affect the amount and types of investment products sold by AEFA, the market value of its managed assets, and management and distribution fees received based on those assets; potential deterioration in the high yield sector, which could result in further losses in AEFA's investment portfolio; developments relating to AEFA's new platform structure for financial advisors, including the ability to increase advisor productivity, moderate the growth of new advisors and create efficiencies in the infrastructure; AEFA's ability to effectively manage the economics in selling a growing volume of non-proprietary products to clients; investment performance in AEFA's mutual fund business; the success and financial impact of reengineering initiatives being implemented at the Company, including cost management, structural and strategic measures such as vendor and process consolidation, outsourcing and using lower cost internal distribution channels; the ability to control and manage operating, infrastructure, advertising and promotion, and other expenses as business expands or changes, including balancing the need for longer term investment spending; consumer and business spending on the Company's travel related services products, particularly credit and charge cards and growth in card lending balances, which depend in part on the ability to issue new and enhanced card products and increase revenues from such products, attract new cardholders, capture a greater share of existing cardholders' spending, sustain premium discount rates, increase merchant coverage, retain cardmembers after low introductory lending rates have expired, and expand the global network services business; successfully expanding the Company's on-line and off-line distribution channels and cross-selling financial, travel, card and other products and services to its customer base, both in the U.S. and abroad; effectively leveraging the Company's assets, such as its brand, customers and international presence, in the internet environment; investing in and competing at the leading edge of technology across all businesses; increasing competition in all of the Company's major businesses; fluctuations in interest rates, which impacts the Company's borrowing costs, return on lending products and spreads in the investment and insurance businesses; credit trends and the rate of bankruptcies, which can affect spending on card products, debt payments by individual and corporate customers and returns on the Company's investment portfolios; foreign currency exchange rates; political or economic instability in certain regions or countries, which could affect commercial lending activities, among other businesses; legal and regulatory developments, such as in the areas of consumer privacy and data protection; acquisitions; and outcomes in litigation. A further description of these and other risks and uncertainties can be found in the Company's 10-K Annual Report for the fiscal year ended December 31, 2000 and other reports filed with the SEC.